UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Elfun Diversified Fund

Elfun Government Money Market Fund

Elfun Income Fund

Elfun International Equity Fund

Elfun Tax-Exempt Income Fund

Elfun Trusts

SSGA Funds

State Street Institutional Investment Trust

State Street Master Funds

State Street Navigator Securities Lending Trust

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN TRUSTS

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

One Iron Street

Boston, Massachusetts 02210

1-800-997-7327

November 5, 2018

Dear Shareholder,

You are cordially invited to attend a combined special meeting (“Special Meeting”) of the shareholders of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust (each, a “Trust” or collectively, the “Trusts”), to be held at 1:00 p.m., local time, on December 18, 2018 at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), One Lincoln Street, Boston, Massachusetts 02111.

At the Special Meeting, you are being asked to vote for the election of Trustees of your Trust(s). Election of all of the nominees will have the effect of bringing the membership of the boards of trustees of many of the mutual funds managed by SSGA FM into greater alignment and is expected to enhance efficiency and provide cost savings and greater consistency in the operations and management among and between the Trusts managed by SSGA FM. The Board of Trustees of your Trust(s) unanimously recommends for each Trust it oversees that you vote “FOR” each of the nominees included in the applicable Proposal.

Shareholders may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

All shareholders are invited to attend the Special Meeting in person. You can access proxy materials and vote at www.proxyvote.com. Details regarding the matters to be acted upon at this Special Meeting are described in the Proxy Statement. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and at www.proxyvote.com, or you may vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card is requested.

If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

1

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Ellen M. Needham

President, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust

2

Important Information to Help You Understand and Provide Voting Instructions on the Proposals

The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials — which include the proxy statement and your proxy card — because you have the right to vote on an important proposal concerning one or more of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust (each, a “Trust” or collectively, the “Trusts”). Each proposal is described below.

Throughout this proxy statement, unless the proxy statement or context indicates otherwise, the terms “Trust” or “Trusts” include Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust; the terms “Fund” or “Funds” include the constituent funds or series of each of SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust and each other Trust that is organized as a single fund; the terms “Board” or “Board of Trustees” include the Board of Trustees of each of the Trusts; and the terms “Trustee” or “Trustees” include the Trustees of each of the Trusts.

What proposals am I being asked to vote on?

Depending on the Trusts in which you have an interest, you may be asked to provide voting instructions on the following proposals for one or more Trusts:

1.

To elect the following six (6) nominees as Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts: John R. Costantino, Michael F. Holland, Michael A. Jessee, Ellen M. Needham, Donna M. Rapaccioli, and Richard D. Shirk.

2.

To elect the following four (4) nominees as Trustees of SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds: John R. Costantino, Michael A. Jessee, Ellen M. Needham, and Donna M. Rapaccioli.

3.	To elect the following three (3) nominees as Trustees of State Street Navigator Securities Lending Trust: John R. Costantino, Ellen M. Needham, and Donna M. Rapaccioli.

How does the Board recommend that I vote?

The Board of each of the Trusts unanimously recommends that shareholders vote FOR the election of all nominees.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your proxy card(s) and follow the recorded instructions.

On-line: Visit www.proxyvote.com and follow the on-line instructions.

1

By mail: Complete and sign the enclosed proxy card(s) and mail it (them) in the enclosed postage-paid return envelope.

Each Board of Trustees and the management of the Trusts believe that the Proposal is in the best interests of each of the Trusts as applicable.

What are shareholders being asked to do?

Shareholders are being asked to elect Trustees of the Trusts in order to consolidate oversight of the Funds by bringing the membership of the Boards of Trustees of the Trusts and boards of other registered investment companies advised by SSGA FM into greater alignment with one another. This will result in each of the Funds being largely overseen by the same group of Trustees. All but one of the nominees currently serve as Trustees of a subset of the Trusts or serve on boards of other registered investment companies advised by SSGA FM, and the one nominee who is not already on a Board is currently the President of several of the Trusts. Shareholders are also being asked to elect those Trustees who currently serve on the Board of Trustees of one or more Trusts as a result of being appointed by a Board between shareholder meetings. Upon election, all of the nominees would serve on the applicable Board(s) with other existing Trustees who have previously been elected by shareholders of the applicable Trust(s).

Why does my Trust’s Board recommend this proposal?

The Board of Trustees of each Trust has separately determined that it is in the best interests of each Fund in the applicable Trust to consolidate oversight of the Funds and other registered investment companies advised by SSGA FM by bringing the membership of the Boards of Trustees of the Trusts and such other funds into greater alignment with one another. Your Trust’s Board believes that a consolidated board structure will benefit each Fund by, among other things, promoting: (i) transparency and effective communications among the trustees of the Trusts and other funds, consistent with preserving the quality of the decision-making by the Trustees, (ii) enhanced effectiveness of board oversight of the Funds, their management and other service providers and (iii) a more efficient and effective use of resources by management. Additionally, each Trust’s Board believes that the Trust would benefit from the diversity of background and experience of the nominees.

Will a majority of the Trustees be independent of SSGA FM?

Yes, if all of the nominees are elected, the majority of the Trustees of each Trust will be independent of SSGA FM.

2

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN TRUSTS

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

One Iron Street

Boston, Massachusetts 02210

1-800-997-7327

Scheduled for December 18, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN of a combined special meeting (the “Special Meeting”) of the shareholders of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust.

The Special Meeting will be held at 1:00 p.m., local time, on December 18, 2018 at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), One Lincoln Street, Boston, Massachusetts 02111.

With respect to the applicable Trusts, as described in the Proxy Statement, the Special Meeting has been called to vote on the following proposals (each a “Proposal” and together the “Proposals”):

1.

To elect the following six (6) nominees as Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts: John R. Costantino, Michael F. Holland, Michael A. Jessee, Ellen M. Needham, Donna M. Rapaccioli and Richard D. Shirk. (To be voted upon separately by each such Trust.)

2.

To elect the following four (4) nominees as Trustees of SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds: John R. Costantino, Michael A. Jessee, Ellen M. Needham, and Donna M. Rapaccioli. (To be voted upon separately by each such Trust.)

3.	To elect the following three (3) nominees as Trustees of State Street Navigator Securities Lending Trust: John R. Costantino, Ellen M. Needham, and Donna M. Rapaccioli.

4.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.

1

Shareholders of record as of the close of business on October 22, 2018 are entitled to notice of, and to vote or provide voting instructions at, the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement and which instructions are also provided on that website, or by signing, voting and returning your proxy ballot(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the Special Meeting.

By Order of the Boards of Trustees,

Ellen M. Needham

President, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust

November 5, 2018

2

PROXY STATEMENT

November 5, 2018

ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN TRUSTS

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

One Iron Street

Boston, Massachusetts 02210

1-800-997-7327

Special Meeting of Shareholders

Scheduled for

December 18, 2018

INTRODUCTION

Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts: Each of the Trusts is a separate, diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Elfun Trusts was organized as a common law trust in the State of New York on May 27, 1935. The Elfun International Equity Fund, the Elfun Income Fund, the Elfun Tax-Exempt Income Fund, the Elfun Diversified Fund and the Elfun Government Money Market Fund were organized as common law trusts in the State of Connecticut on May 15, 1987, December 22, 1982, March 14, 1977, June 1, 1987 and July 15, 1989, respectively.

SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds: Each of the Trusts is a separate open-end management investment company registered under the 1940 Act. Each of SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds is a single legal entity that was organized as a Massachusetts business trust on October 3, 1987, February 16, 2000, and July 27, 1999, respectively. Each Trust offers shares of beneficial interest in its constituent funds, as described in the applicable prospectus. Shareholders of each Trust’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

State Street Navigator Securities Lending Trust: The Trust is a separate open-end management investment company registered under the 1940 Act. State Street Navigator Securities Lending Trust is a single legal entity that was organized as a Massachusetts business trust on June 15, 1995. The Trust offers shares of beneficial interest in its constituent funds, as described in the applicable confidential offering memorandum. Shareholders of the Trust’s constituent funds voting together as a single class are entitled to vote on the election of Trustees of the Trust.

Why is the Special Meeting being held?

A special meeting (the “Special Meeting”) of shareholders of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust (each a “Trust” or, collectively, the “Trusts”) is scheduled for 1:00 p.m., local time on December 18, 2018 at the offices of SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), One Lincoln Street, Boston, Massachusetts 02111 for the following purposes:

1.

To elect the following six (6) nominees as Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts (collectively, the “Elfun Funds”): John R. Costantino, Michael F. Holland, Michael A. Jessee, Ellen M. Needham, Donna M. Rapaccioli and Richard D. Shirk. (To be voted upon separately by each such Trust.)

2.

To elect the following four (4) nominees as Trustees of SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds: John R. Costantino, Michael A. Jessee, Ellen M. Needham, and Donna M. Rapaccioli. (To be voted upon by separately by each such Trust.)

3.	To elect the following three (3) nominees as Trustees of State Street Navigator Securities Lending Trust: John R. Costantino, Ellen M. Needham, and Donna M. Rapaccioli.

4.

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

How would approval of each proposal affect the composition of each Board?

Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts: After the Special Meeting and the other Board membership changes described below that are scheduled to occur in connection with the Special Meeting, each Board would consist of nine Trustees. Four of the six nominees—Mses. Needham and Rapaccioli and Messrs. Holland and Costantino—would be added to these Boards. Two of the six nominees—Messrs. Jessee and Shirk—currently serve on these Boards by appointment of the Trustees in between shareholder meetings, and would continue to serve as Trustees after election by shareholders. Three of the current Board members—Mses. La Porta and Spence and Mr. Riley—have previously been elected by shareholders and would continue to serve on these Boards alongside the nominees after the Special Meeting. In connection with the election of the nominees, two current Trustees of the Boards—William L. Marshall and Douglas T. Williams—are scheduled to retire and another current Trustee, James E. Ross, is scheduled to step down from each Board.

SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds: After the Special Meeting and the Trustee retirements scheduled to occur in connection with the Special Meeting, each Board would consist of ten Trustees. Three of the four nominees—Mses. Needham and Rapaccioli and Mr. Costantino—would be added to these Boards. The other nominee, Mr. Jessee, currently serves on these Boards by appointment of the Trustees in between shareholder meetings and would continue to serve as a Trustee after his election by shareholders. Six of the current Board members—Ms. Spence and Messrs. Holland, Riley, Ross, Shirk, and Taber— have previously been elected by shareholders and would continue to serve on these Boards alongside the nominees after the Special Meeting. In connection with the election of the nominees, two current Trustees of these Trusts—Messrs. Marshall and Williams—are scheduled to retire.

State Street Navigator Securities Lending Trust: After the Special Meeting and the Trustee retirements scheduled to occur in connection with the Special Meeting, the Board would consist of ten Trustees. The three nominees—Mses. Needham and Rapaccioli and Mr. Costantino—would be added to the Board. Seven of the current Board members—Ms. Spence and Messrs. Holland, Jessee, Riley, Ross, Shirk and Taber—have previously been elected by shareholders and would continue to serve on the Board alongside the nominees after the Special Meeting. In connection with the election of the nominees, two current Trustees—Messrs. Marshall and Williams—are scheduled to retire.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”). It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of each Trust has sent a Proxy Statement to you and all other shareholders of record who have a beneficial interest in the Funds as of the close of business on October 22, 2018 (“Record Date”). The Board is soliciting your vote for a Special Meeting of shareholders of the Trusts.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

How do I vote?

Shareholders can vote via Internet voting, through telephone touch-tone voting, by signing and returning a Proxy Ballot, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on the Notice of Internet Availability of Proxy Materials. These options require shareholders to input a control number, which is located on your Notice of Internet Availability of Proxy Materials. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may request a Proxy Ballot by mail and submit it by mail or attend the Special Meeting in person. Joint owners must each sign the Proxy Ballot.

What vote is required?

Shareholders of each Trust, including each Fund and class thereof, will vote collectively as a single class on the election of each Nominee. With respect to each Trust, the election of each Nominee must be approved by the affirmative vote of a plurality of the shares voting at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” a Proposal will vote FOR all nominees. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO WHEN VOTING ON THE INTERNET OR VIA TELEPHONE OR ON THE PROXY BALLOT.

How does the Board recommend that I vote?

The Board of each Trust recommends that shareholders vote “FOR” the election of all nominees.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for 1:00 p.m., local time on December 18, 2018 at the offices of the Adviser, One Lincoln Street, Boston, Massachusetts 02111, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-647-7327.

How can I obtain more information about the Trusts?

Should you have any questions about the Trusts, please do not hesitate to contact Shareholder Services toll free at 1-800-647-7327. The prospectuses, statement of additional information and other information regarding the Funds are available on the Internet at http://www.ssgafunds.com.

Important notice regarding availability of proxy materials for the Special Meeting to be held on December 18, 2018.

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectuses, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Funds’ Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectuses, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the applicable Trust at One Iron Street, Boston, Massachusetts 02210, by calling 1-800-997-7327, or by visiting http://www.ssgafunds.com.

PROPOSAL 1

ELECT TRUSTEES FOR THE ELFUN FUNDS

This Proposal applies to the following Trusts (the “Elfun Funds”):

Elfun Diversified Fund;

Elfun Government Money Market Fund;

Elfun Income Fund;

Elfun International Equity Fund;

Elfun Tax-Exempt Income Fund; and

Elfun Trusts.

We are asking shareholders of each Elfun Fund to elect six (6) nominees as members of the Board of Trustees of that Elfun Fund, which Trustees, if elected, would serve on the Board with the three (3) previously shareholder-elected Trustees of the Elfun Funds. In connection with the election of the Nominees, two current Trustees of the Elfun Funds—William L. Marshall and Douglas T. Williams—are scheduled to retire and another current Trustee, James E. Ross, is scheduled to step down.

The members of each Board considered the benefit to the Elfun Funds of calling a meeting of shareholders to elect the nominees at this time.

Who are the nominees to the Board?

The Board of Trustees of each Elfun Fund (the “Boards”) has nominated six (6) individuals (the “Nominees”) for election as Trustees of each Elfun Fund.

The Nominees are John R. Costantino, Michael F. Holland, Michael A. Jessee, Donna M. Rapaccioli, and Richard D. Shirk, each of whom is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any Elfun Fund (such individuals are commonly referred to as “Independent Trustees”), and Ellen M. Needham. Ms. Needham is an “interested person,” as defined in the 1940 Act, of each Elfun Fund because of her affiliation with State Street Global Advisors Trust Company, a wholly-owned subsidiary of State Street Bank and Trust Company (“State Street”), which includes the personnel and operations of the Adviser (“SSGA”). Ms. Needham currently serves as Senior Managing Director of SSGA, the President of each Elfun Fund, and President of SSGA FM, investment adviser to each Elfun Fund.

If the Proposal is approved with respect to each Nominee, after the Special Meeting and other Board membership changes described below that are scheduled to occur in connection with the Special Meeting, each Board would consist of nine Trustees. Four of the six Nominees—Mses. Needham and Rapaccioli and Messrs. Holland and Costantino—would be added to these Boards. Two of the six Nominees—Messrs. Jessee and Shirk—currently serve on these Boards by appointment of the Trustees in between shareholder meetings, and would continue to serve as Trustees after election by shareholders. Three of the current Board members—Mses. La Porta and Spence and Mr. Riley—have previously been elected by shareholders and would continue to serve on these Boards alongside the Nominees after the Special Meeting. In connection with the election of the Nominees, two current Trustees of the Boards—William L. Marshall and Douglas T. Williams—are scheduled to retire and another current Trustee, James E. Ross, is scheduled to step down from each Board.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each Nominee will serve as a Trustee for the lifetime of the applicable Elfun Fund or until his or her death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, each Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

Prior to taking action to nominate each of the Nominees, the Nominating Sub-Committee of the Governance Committee (the “Nominating Committee”) of each Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Nominating Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) if applicable, the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon this review, each Nominating Committee determined that nominating Messrs. Costantino, Holland, Jessee, and Shirk and Mses. Rapaccioli and Needham would be in the best interests of the shareholders of each Elfun Fund. Each Board believes that these Nominees are well suited for service on that Board due to their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

Based upon this review, at a meeting of the Boards held on September 20, 2018, after discussion and further consideration of the matter, each Board voted to nominate each of the Nominees for election by shareholders.

What are the qualifications of the Nominees?

Set forth below are the names, ages, business experience during the past five years and other directorships of each of the Trustees and Nominees and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s and Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Elfun Funds, reviewing contractual arrangements with companies that provide services to the Elfun Funds, and reviewing fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of a Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Ms. Needham, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have a representative of management of the Elfun Funds serve as a member of each Board.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Board:

John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 30 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 30 years.

Michael F. Holland: Mr. Holland is an experienced business executive with over 47 years of experience in the financial services industry including 22 years as a portfolio manager of another registered mutual fund. His experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related Committees of State Street Institutional Investment Trust and State Street Master Funds for 18 years (since the Trusts’ inception) and possesses significant experience regarding the operations and history of those Trusts. He also serves as a Trustee of State Street Navigator Securities Lending Trust.

Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 41 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust’s Board of Trustees and related committees for 22 years and possesses significant experience regarding the Trust’s operations and history. He also serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds and SSGA Funds.

Donna M. Rapaccioli: Ms. Rapaccioli has over 26 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis and has taught at the executive MBA level. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, lectured on accounting and finance topics and consulted for numerous investment banks.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 49 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related Committees of SSGA Funds for 29 years and possesses significant experience regarding the operations and history of the Trust. He also serves as a Trustee of State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust and State Street Master Funds.

Ellen M. Needham: Ms. Needham is a Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc. Ms. Needham serves as a director of SSGA Funds Management, Inc. and State Street Global Advisors Funds Distributors, LLC. In her role, she is responsible for managing firm-wide processes that focus on governance, fund structure, subadviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham has been involved in the investment industry for over thirty years, beginning her career at State Street in 1989.

References to the experience, attributes and skills of Nominees above are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Assuming all of the Nominees are elected, the Board would consist of the following nine (9) individuals following the Special Meeting and scheduled Trustee retirements and resignation:

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 72	New Independent Nominee	Managing General Partner, NGN Capital LLC (2006 – present); and Managing Director, Vice President of Walden Capital Management (1996 – present).	12	Trustee of State Street Institutional Funds (1997 – present); Director of State Street Variable Insurance Series Funds, Inc. (1997 – present); Director of Kleinfeld Bridal Corp. (March 2016 – present); Trustee of Neuroscience Research Institute (1986 – 2018); Trustee of Fordham University (1989 – 1995 and 2001 – 2007) and Trustee Emeritus (2007 – present); Trustee of GE Funds (1993 - February 2011); Director of Artes Medical (2006 – 2008); and Trustee of Gregorian University Foundation (1992 – 2007).

Michael F. Holland(3) c/o SSGA FM One Iron Street Boston, MA 02210 Age 74	New Independent Nominee	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	54	Trustee of State Street Institutional Investment Trust (1999 – present); Trustee of SSGA Funds (2014 – present); Trustee of State Street Master Funds (1999 – present); Trustee of State Street Navigator Securities Lending Trust (2016 – present); Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc. (2007-2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael A. Jessee c/o SSGA FM One Iron Street Boston, MA 02210 Age 72	Trustee (2016 – present) and Nominee	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); and Trustee, Randolph-Macon College (2004-2016).	60	Trustee of State Street Institutional Investment Trust (2016 – present); Trustee of SSGA Funds (2016 – present); Trustee of State Street Master Funds (2016 – present); and Trustee of State Street Navigator Securities Lending Trust (1996 – present).

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 55	New Independent Nominee	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	12	Trustee of State Street Institutional Funds (2012 – present); Director of State Street Variable Insurance Series Funds, Inc. (2012 – present); and Trustee of Emmanuel College (2010 – present).

Richard D. Shirk c/o SSGA FM One Iron Street Boston, MA 02210 Age 73	Trustee (2016 – present) and Nominee	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	60	Trustee of State Street Institutional Investment Trust (2016 – present); Trustee of SSGA Funds (1988 – present); Trustee of State Street Master Funds (2014 – present); Trustee of State Street Navigator Securities Lending Trust (2016 – present);1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patrick J. Riley c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	Trustee (2016 – present)	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	60	Board Director and Chairman, SPDR Europe 1 PLC Board (2011 – present); Board Director and Chairman SPDR Europe II, PLC (2013 – present).

Rina K. Spence c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	Trustee (2016 – present)	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	60	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees(4)

Ellen M. Needham(5) c/o SSGA FM One Iron Street Boston, MA 02210 Age 51	New Interested Nominee	President and Director, SSGA FM (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*	None.	None.

Jeanne M. La Porta(6) SSGA FM 1600 Summer Street Stamford, CT 06905 Age 52	Trustee (2014 - present)	Senior Managing Director at State Street Global Advisors (July 2016 – present); Director of State Street Global Advisors Funds Distributors, LLC (May 2017 – present); President of GE Retirement Savings Plan Funds (July 2016 – present); Senior Vice President and Commercial Operations Leader at GEAM (March 2014 – July 2016); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – present); President and Trustee of GEAM’s UCITs Funds (March 2014 – November 2014); Senior Vice President and Commercial Administrative Officer at GEAM (April 2010 – March 2014); Vice President of State Street Institutional Funds (July 2003 – present); Vice President of Elfun Funds and GE Retirement	18	Director of State Street Variable Insurance Series Funds, Inc. (2014 – present); Trustee of State Street Institutional Funds (2014 – present).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Savings Plan Funds (October 2003 – July 2016); Secretary of GE Funds (July 2007 – September 2010) and Vice President (July 2007 – February 2011); Senior Vice President and Deputy General Counsel of GEAM (October 2007 – April 2010); Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (July 2003 – June 2010); and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM (May 1997 – October 2007).

(1)

Each Trustee serves for the lifetime of the applicable Elfun Fund or until his or her death, resignation, retirement or removal. The Independent Trustees of each of the Elfun Funds have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for consideration by the other Independent Trustees.

(2)

The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.

(3)

Mr. Holland is the portfolio manager of, and an investor in, the Holland Balanced Fund, a registered investment company. That fund previously held stock in General Electric Company, the parent company of GE Asset Management, Inc. (“GEAM”), the predecessor investment adviser to the Elfun Funds, which it exited in 2017.

(4)	The individuals listed below are—or, if elected, would be—Trustees who are “interested persons,” as defined in 1940 Act, of the Trusts (“Interested Trustees”).
(5)	Ms. Needham would be an Interested Trustee because of her employment by State Street Global Advisors, an affiliate of the Trusts.
(6)	Ms. La Porta is an Interested Trustee because of her employment by State Street Global Advisors, an affiliate of the Trusts.
*	Served in various capacities and/or with various affiliated entities during noted time period.

What are each Board’s responsibilities?

Each Board of Trustees is responsible for overseeing generally the management, activities and affairs of the applicable Elfun Fund and has approved contracts with various organizations to provide, among other services, day-to-day management required by the applicable Elfun Fund. Each Board has engaged the Adviser to manage the Elfun Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and other service providers in the operation of the applicable Elfun Fund in accordance with the provisions of the 1940 Act, applicable state laws and regulations, other applicable laws and regulations, and such Elfun Fund’s Trust Agreement.

How does each Board oversee risk management on behalf of the funds?

Each Board oversees risk management for the applicable Elfun Fund in several ways. Each Board receives regular reports from both the Chief Compliance Officer and administrator for the Elfun Fund, detailing the results of the Elfun Fund’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the applicable Elfun Fund, and applicable provisions of the federal securities laws and the Internal Revenue Code of 1986, as amended. As needed, the Adviser discusses management issues regarding the Elfun Fund with each Elfun Fund’s Board, soliciting the input of each Elfun Fund’s Board on many aspects of management, including potential risks to the Elfun Fund. Each Board’s Audit Committee also receives reports on various aspects of risk that might affect the Elfun Fund and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), the independent registered public accounting firm, counsel to the Elfun Fund, the Chief Compliance Officer and representatives of management, as needed. Through these regular reports and interactions, each Board oversees the risk management parameters for the applicable Elfun Fund, which are effected on a day-to-day basis by service providers to the Elfun Fund.

How is each Board structured?

Each Board has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Elfun Funds, and the Elfun Fund’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, each Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee.

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of each Board. The Audit Committee oversees and monitors the Elfun Funds’ internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Elfun Funds. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A. During the fiscal year ended December 31, 2017, the Audit Committee held 4 meetings.

Governance Committee. The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of each Board; make nominations for membership on each Board and committees; review the responsibilities of each committee; and review governance procedures, and compensation of Independent Trustees. The Nominating Committee operates pursuant to a joint charter that has been approved by the Board. A copy of the Nominating Committee Charter is attached hereto as Appendix B. The Nominating Committee is comprised entirely of Independent Trustees. The

Nominating Committee is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider nominees to each Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Elfun Funds, to the attention of the Elfun Funds’ Secretary, at the address of the principal executive offices of the Elfun Funds. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Elfun Funds not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual Board self-evaluation. During the fiscal year ended December 31, 2017, the Governance Committee held 2 meetings.

Valuation Committee. The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee. The Elfun Funds have established procedures and guidelines for valuing portfolio securities and making fair value determinations from time to time. The Valuation Committee is responsible for overseeing the Elfun Funds’ valuation determinations, with the assistance of the Oversight Committee, State Street and SSGA FM. During the fiscal year ended December 31, 2017, the Valuation Committee held 4 meetings.

Qualified Legal and Compliance Committee. The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the CCO; to oversee generally the Elfun Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to each Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Elfun Funds, its officers or the Trustees. During the fiscal year ended December 31, 2017, the Qualified Legal and Compliance Committee held 4 meetings.

During the fiscal year ended December 31, 2017, the Board held seven (7) meetings and each Trustee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

Ownership of Fund Shares. The table below sets forth the dollar value of all shares of each of the Elfun Funds’ and of all funds within the family of investment companies held directly or indirectly by each Trustee and Nominee as of September 30, 2018. To the best of the Elfun Funds’ knowledge, as of September 30, 2018, no Trustee or Nominee owned 1% or more of the outstanding shares of any class of an Elfun Fund, and the Trustees and Nominees of the Elfun Funds owned, as a group, less than 1% of the shares of each class of each Elfun Fund.

Trustees (including Nominees)	Name of Trust and Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Independent Trustees

John R. Costantino	None.	None.	None.
Michael F. Holland	None.	None.	None.
Michael A. Jessee	None.	None.	None.

Trustees (including Nominees)	Name of Trust and Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Donna M. Rapaccioli	None.	None.	None.
Richard D. Shirk	Elfun Trusts	Over $100,000	Over $100,000
Patrick J. Riley	None.	None.	None.
Rina K. Spence	None.	None.	None.

Interested Trustees

Ellen M. Needham	None.	None.	None.
Jeanne M. La Porta	None.	None.	None.

To the best of the Trusts’ knowledge, as of September 30, 2018 no person owned beneficially more than 5% of the outstanding shares of any class of any fund’s securities, except as set out in Appendix C to this Proxy Statement.

Independent Public Accountants.

The accounting firm of Ernst & Young LLP currently serves as the registered independent public accountant (the “Independent Auditor”) for the Elfun Funds. The Board has selected Ernst & Young LLP as the Independent Auditor to examine and report on the financial statements of the Elfun Funds for the fiscal year ending December 31, 2018.

Representatives of Ernst & Young LLP are not expected to be represented at the Special Meeting, but a representative is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Elfun Diversified Fund’s principal accountant, for the audit of the Elfun Diversified Fund’s annual financial statements or services normally provided by Ernst & Young LLP in connection with the Elfun Diversified Fund’s statutory and regulatory filings and engagements were $40,110 and $34,000, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Elfun Government Money Market Fund’s principal accountant, for the audit of the Elfun Government Money Market Fund’s annual financial statements or services normally provided by Ernst & Young LLP in connection with the Elfun Government Money Market Fund’s statutory and regulatory filings and engagements were $20,860 and $14,000, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Elfun Income Fund’s principal accountant, for the audit of the Elfun Income Fund’s annual financial statements or services normally provided by Ernst & Young LLP in connection with the Elfun Income Fund’s statutory and regulatory filings and engagements were $32,930 and $27,100, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Elfun International Equity Fund’s principal accountant, for the audit of the Elfun International Equity Fund’s annual financial statements or services normally provided by Ernst & Young LLP in connection with the Elfun International Equity Fund’s statutory and regulatory filings and engagements were $31,470 and $30,500, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Elfun Tax-Exempt Income Fund’s principal accountant, for the audit of the Elfun Tax-Exempt Income Fund’s annual financial statements or services normally provided by Ernst & Young LLP in connection with the Elfun Tax-Exempt Income Fund’s statutory and regulatory filings and engagements were $27,930 and $27,100, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Elfun Trusts’ principal accountant, for the audit of the Elfun Trusts’ annual financial statements or services normally provided by Ernst & Young LLP in connection with the Elfun Trusts’ statutory and regulatory filings and engagements were $24,400 and $23,700, respectively.

Audit-Related Fees. For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed by Ernst & Young LLP for assurance and related services that were reasonably related to the performance of the audit of the Elfun Funds’ financial statements that were not reported under “Audit Fees.”

Tax Fees. The aggregate tax fees billed for professional services rendered to the Elfun Diversified Fund by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2016 were $7,910 and $7,680, respectively.

The aggregate tax fees billed for professional services rendered to the Elfun Government Money Market Fund by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2016 were $7,910 and $7,680, respectively.

The aggregate tax fees billed for professional services rendered to the Elfun Income Fund by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2016 were $7,910 and $7,680, respectively.

The aggregate tax fees billed for professional services rendered to the Elfun International Equity Fund by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2016 were $7,910 and $7,680, respectively.

The aggregate tax fees billed for professional services rendered to the Elfun Tax-Exempt Income Fund by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2016 were $10,165 and $9,866, respectively.

The aggregate tax fees billed for professional services rendered to the Elfun Trusts by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2016 were $10,165 and $9,869, respectively.

All Other Fees. For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to the Elfun Funds, other than the services noted above.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Elfun Funds that (i) relate directly to the operations and financial reporting of the Elfun Funds and (ii) were pre-approved by each Elfun Fund’s audit committee were approximately $7,777,372 and $7,777,372, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Elfun Funds and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Elfun Funds were approximately $28,718,894 and $25,696,758, respectively.

All of the services described above were approved by each Elfun Fund’s Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures each Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Elfun Funds by Ernst & Young LLP; and (ii) all permissible non-audit services related to the Elfun Funds provided by Ernst & Young LLP to the Adviser or any affiliate thereof that provides ongoing services to the Elfun Funds (collectively, “Covered Services”). Each Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by Ernst & Young LLP that are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. Each Audit Committee has delegated this general pre-approval authority to the Chairperson, or a Co-Chairperson, of the Audit Committee. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee of each Board will periodically consider whether Ernst & Young LLP’s receipt of non-audit fees from the Elfun Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Elfun Funds is compatible with maintaining the independence of Ernst & Young LLP.

Change in Audit Firm

KPMG LLP (“KPMG”) served as the independent registered certified public accounting firm of each Elfun Fund through its resignation as of June 30, 2016. On November 30, 2016, upon recommendation by the Audit Committee of the Elfun Funds, the Elfun Funds’ Board selected Ernst & Young LLP (“EY”) to replace KPMG as the independent public accountant for the fiscal year ended December 31, 2016. The reports of KPMG on the financial statements for the fiscal years ended December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Elfun Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on the financial statements for such years or periods.

During the Elfun Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through the period ended June 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The Elfun Funds requested and KPMG furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter was filed as Exhibit 77 to each Elfun Fund’s Form N-SAR for the period ended December 31, 2016.

During the Elfun Funds’ fiscal years ended December 31, 2014 and December 31, 2015 and through November 30, 2016, neither the Elfun Funds nor anyone on their behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulations S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

During the fiscal year ended December 31, 2016, the aggregate fees billed to the Elfun Funds for professional services rendered by KPMG were $2,100 for tax-related services and $3,750 for services related to the transition to Ernst & Young LLP.

Trustees’ Compensation.

Each Independent Trustee receives for his or her services to Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts and each constituent fund SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust (each, a “Fund”) a $170,000 annual base retainer in addition to $22,500 for each in-person meeting, $6,000 for each special in-person meeting and $2,500 for each telephonic meeting from the Funds. The Chairmen receive an additional $50,000 annual retainer. (Mr. Holland and Mr. Taber do not currently serve on the Boards of the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts. As a result, their annual base retainer is currently $164,000 and Mr. Holland’s Chairman annual retainer is $49,000.) The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Funds’ expenses.

Each Interested Trustee serves without receiving compensation from the Funds.

The compensation that Independent Trustees received from the Elfun Funds during the fiscal year ended December 31, 2017 is set forth in Appendix D.

Information regarding the Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Elfun Funds. None of the officers listed below receives compensation from any of the Elfun Funds.

Name, Address, and Year of Birth	Position(s) Held with the Elfun Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Ellen M. Needham SSGA FM One Iron Street Boston, MA 02210 YOB: 1967	President	Until successor is elected and qualified. Served: Since 2016	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*

Brian Harris SSGA FM One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Until successor is elected and qualified. Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013).

Name, Address, and Year of Birth	Position(s) Held with the Elfun Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Joshua A. Weinberg SSGA FM One Iron Street Boston, MA 02210 YOB: 1978	Chief Legal Officer	Until successor is elected and qualified. Served: Since 2016	Managing Director and Managing Counsel, State Street Global Advisors (2011 – present*); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011)

Bruce S. Rosenberg SSGA FM One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Until successor is elected and qualified. Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA FM One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA FM One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Arthur A. Jensen SSGA FM 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Deputy Treasurer of Elfun Funds (July 2016 – present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 – present); Treasurer of Elfun Funds (June 2011 – July 2016); Mutual Funds Controller of GEAM (April 2011 – July 2016).

Darlene Anderson-Vasquez SSGA FM One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Sujata Upreti SSGA FM One Iron Street Boston, MA 02210 YOB: 1974	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 –present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Name, Address, and Year of Birth	Position(s) Held with the Elfun Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Daniel Foley SSGA FM One Iron Street Boston, MAv02210 YOB: 1972	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

Daniel G. Plourde SSGA FM One Iron Street Boston, MA 02210 YOB: 1980	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 –present); Officer, State Street Bank and Trust Company (March 2009 – May 2015).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1976	Secretary	Until successor is elected and qualified. Served: Since 2016	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).

Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1983	Assistant Secretary	Until successor is elected and qualified. Served: Since 2016	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

*	Served in various capacities and/or with various affiliated entities during noted time period.

What happens if shareholders do not approve the Nominees?

If shareholders of an Elfun Fund do not approve the Nominees, such Elfun Fund will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

What does the Board recommend?

Each Board has determined that election of the six (6) Nominees as Trustees is in the interests of each Elfun Fund and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, each Board, including all of the Independent Trustees, unanimously approved the nomination of each of the six (6) Nominees. Each Board is recommending that the shareholders vote “FOR” each of the Nominees.

EACH BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER THE PROPOSAL

PROPOSAL 2

ELECT TRUSTEES FOR THE STT TRUSTS

This Proposal applies to the following trusts (the “STT Trusts”):

SSGA Funds;

State Street Institutional Investment Trust; and

State Street Master Funds.

We are asking shareholders of each STT Trust to elect four (4) nominees as members of the Board of Trustees of that Trust, which Trustees, if elected, would serve on the Board with the six (6) previously elected Trustees of each STT Trust. In connection with the election of the nominees, two current Trustees of the STT Trusts—Messrs. Marshall and Williams—are scheduled to retire.

The members of each Board considered the benefit to the STT Trusts of calling a meeting of shareholders to elect the nominees at this time.

Who are the nominees to the Board?

The Board of Trustees of each STT Trust (the “Boards”) has nominated four (4) individuals (the “Nominees”) for election as Trustees of each STT Trust.

The Nominees are John R. Costantino. Michael A. Jessee and Donna M. Rapaccioli, each of whom is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of any STT Trust (such individuals are commonly referred to as “Independent Trustees”), and Ellen M. Needham. Ms. Needham is an “interested person,” as defined in the 1940 Act, of each STT Trust because of her affiliation with State Street Global Advisors Trust Company, a wholly-owned subsidiary of State Street Bank and Trust Company (“State Street”), which includes the personnel and operations of the Adviser (“SSGA”). Ms. Needham currently serves as Senior Managing Director of SSGA and President of SSGA FM, investment adviser to each STT Trust.

If the Proposal is approved with respect to each Nominee, after the Special Meeting and the Trustee retirements scheduled to occur in connection with the Special Meeting, each Board would consist of ten Trustees. Three of the four Nominees—Mses. Needham and Rapaccioli and Mr. Costantino—would be added to these Boards. The other Nominee, Mr. Jessee, currently serves on these Boards by appointment of the Trustees in between shareholder meetings and would continue to serve as a Trustee after his election by shareholders. Six of the current Board members—Ms. Spence and Messrs. Holland, Riley, Ross, Shirk, and Taber— have previously been elected by shareholders and would continue to serve on these Boards alongside the Nominees after the Special Meeting. In connection with the election of the Nominees, two current Trustees of these Trusts—Messrs. Marshall and Williams—are scheduled to retire.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each Nominee will serve as a Trustee for the lifetime of the applicable STT Trust or until his or her death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, each Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

Prior to taking action to nominate each of the Nominees, the Nominating Sub-Committee of the Governance Committee (the “Nominating Committee”) of each Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Nominating Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) if applicable, the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon this review, each Nominating Committee determined that nominating Messrs. Costantino and Jessee and Mses. Rapaccioli and Needham would be in the best interests of the shareholders of each STT Trust. Each Board believes that these Nominees are well suited for service on that Board due to their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

Based upon this review, at a meeting of the Boards held on September 20, 2018, after discussion and further consideration of the matter, each Board voted to nominate each of the Nominees for election by shareholders.

What are the qualifications of the Nominees?

Set forth below are the names, ages, business experience during the past five years and other directorships of each of the Trustees and Nominees and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s and Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the STT Trusts, reviewing contractual arrangements with companies that provide services to the STT Trusts, and reviewing fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of a Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Ms. Needham, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have a representative of management of the STT Trusts serve as a member of each Board.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Board:

John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 30 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 30 years.

Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 41 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Board of Trustees of State Street Navigator Securities Lending Trust’s Board of Trustees and related committees for 22 years and possesses significant experience regarding the Trust’s operations and history. He also serves as a Trustee of State Street Institutional Investment Trust, State Street Master Funds and SSGA Funds.

Donna M. Rapaccioli: Ms. Rapaccioli has over 26 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis and has taught at the executive MBA level. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, lectured on accounting and finance topics and consulted for numerous investment banks.

Ellen M. Needham: Ms. Needham is a Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc. Ms. Needham serves as a director of SSGA Funds Management, Inc. and State Street Global Advisors Funds Distributors, LLC. In her role, she is responsible for managing firm-wide processes that focus on governance, fund structure, subadviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham has been involved in the investment industry for over thirty years, beginning her career at State Street in 1989.

References to the experience, attributes and skills of Nominees above are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Assuming all of the Nominees are elected, the Board would consist of the following ten (10) individuals following the Special Meeting and scheduled Trustee retirements:

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 72	New Independent Nominee	Managing General Partner, NGN Capital LLC (2006 – present); and Managing Director, Vice President of Walden Capital Management (1996 – present).	12	Trustee of State Street Institutional Funds (1997 – present); Director of State Street Variable Insurance Series Funds, Inc. (1997 – present); Director of Kleinfeld Bridal Corp. (March 2016 – present); Trustee of Neuroscience Research Institute (1986 – 2018); Trustee of Fordham University (1989 – 1995 and 2001 – 2007) and Trustee Emeritus (2007 – present); Trustee of GE Funds (1993 - February 2011); Director of Artes Medical (2006 – 2008); and Trustee of Gregorian University Foundation (1992 – 2007).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael A. Jessee c/o SSGA FM One Iron Street Boston, MA 02210 Age 72	Trustee (2016 – present) and Nominee	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); and Trustee, Randolph-Macon College (2004-2016).	60	Trustee of State Street Navigator Securities Lending Trust (1996 – present).

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 55	New Independent Nominee	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	12	Trustee of State Street Institutional Funds (2012 – present); Director of State Street Variable Insurance Series Funds, Inc. (2012 – present); and Trustee of Emmanuel College (2010 – present).

Michael F. Holland c/o SSGA FM One Iron Street Boston, MA 02210 Age 74	Trustee (2014 – present)	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	54	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc. (2007 – 2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Patrick J. Riley c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	Trustee (1988 – present)	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	60	Board Director and Chairman, SPDR Europe 1PLC Board (2011- Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Richard D. Shirk c/o SSGA FM One Iron Street Boston, MA 02210 Age 73	Trustee (1988 – present)	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	60	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Rina K. Spence c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	Trustee (2014 – present)	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	60	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

Name, Address and Age	Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bruce D. Taber c/o SSGA FM One Iron Street Boston, MA 02210 Age 75	Trustee (1991 – present)	Retired; 1999 to 2016, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	54	None.

Interested Trustees(4)

Ellen M. Needham(4) c/o SSGA FM One Iron Street Boston, MA 02210 Age 51	New Interested Nominee	President and Director, SSGA FM (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*	None.	None.

James E. Ross(5) SSGA FM One Iron Street Boston, MA 02210 Age 53	Trustee (2014 – present)	Chairman and Director, SSGA Funds Management, Inc. (2005- present); Executive Vice President, State Street Global Advisors (2012-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 – 2012); Principal, State Street Global Advisors (2000- 2005).	196	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)

Each Trustee serves for the lifetime of the applicable STT Trust or until his death, resignation, retirement or removal. The Independent Trustees of each STT Trust have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for consideration by the other Independent Trustees.

(2)

The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.

(3)	Trustee expected to retire in connection with the election of the Nominees at the Special Meeting
(4)	The individuals listed below are—or, if elected, would be—Trustees who are “interested persons,” as defined in 1940 Act, of the Trusts (“Interested Trustees”).
(5)	Ms. Needham would be an Interested Trustee because of her employment by State Street Global Advisors, an affiliate of the Trusts.
(6)	Mr. Ross is an Interested Trustee because of his employment by State Street Global Advisors, an affiliate of the Trusts.
*	Served in various capacities and/or with various affiliated entities during noted time period.

What are each Board’s responsibilities?

Each Board of Trustees is responsible for overseeing generally the management, activities and affairs of the applicable STT Trust and has approved contracts with various organizations to provide, among other services, day-to-day management required by the applicable Trust. Each Board has engaged the Adviser to manage the STT Trust (including its constituent funds) on a day-to-day basis. Each Board is responsible for overseeing the Adviser and other service providers in the operation of the applicable STT Trust in accordance with the provisions of the 1940 Act, applicable state laws and regulations, other applicable laws and regulations, and such Trust’s Trust Agreement.

How does each Board oversee risk management on behalf of the funds?

Each Board has delegated management of the STT Trusts to service providers who are responsible for the day-to-day management of risks applicable to the Trust. Each Board oversees risk management for the Trusts in several ways. Each Board receives regular reports from both the Chief Compliance Officer and administrator for the Trusts, detailing the results of the Trusts’ compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Trusts’ constituent funds, and applicable provisions of the federal securities laws and the Internal Revenue Code of 1986, as amended. As needed, the Adviser discusses management issues regarding the STT Trusts with the Board soliciting the Board’s input on many aspects of management, including potential risks to the Trusts. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the STT Trusts and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the Independent Trustees, the independent registered public accounting firm, counsel to the STT Trusts, the Chief Compliance Officer and representatives of management, as needed. Through these regular reports and interactions, each Board oversees the risk management parameters for the STT Trusts, which are effected on a day-to-day basis by service providers to the Trusts.

How is each Board structured?

Each Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the STT Trusts, and the Trusts’ shareholders and to facilitate compliance with legal and regulatory requirements. Currently, each Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee. The purpose and function of the committees is described below.

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the STT Trusts’ internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trusts. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A. During the fiscal year ended December 31, 2017, the Audit Committee held four meetings.

Governance Committee. The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees and independence of outside counsel to the Trustees. The Nominating Committee operates pursuant to a joint charter that has been approved by the Board. A copy of the Nominating Committee Charter is attached hereto as Appendix B. The Nominating Committee is comprised entirely of Independent Trustees. The Nominating Committee is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider nominees to the Board recommended by investors. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the STT Trusts, to the attention of the Trusts’ Secretary, at the address of the principal executive offices of the STT Trust. Investor recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or investor meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended December 31, 2017, the Governance Committee held two meetings.

Valuation Committee. The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The STT Trusts have established procedures and guidelines for valuing portfolio securities and making fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. During the fiscal year ended December 31, 2017, the Valuation Committee held four meetings.

Qualified Legal and Compliance Committee. The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the STT Trusts’ chief compliance officer (the “Chief Compliance Officer”); to oversee generally the STT Trusts’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by an STT Trust, its officers or the Trustees. During the fiscal year ended December 31, 2017, the QLCC held four meetings.

During the fiscal year ended December 31, 2017, the Board of State Street Institutional Investment Trust, and State Street Master Funds held seven (7) meetings and each Trustee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

During the fiscal year ended August 31, 2018, the Board of SSGA Funds held seven (7) meetings and each Trustees who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

Ownership of Fund Shares. The table below sets forth the dollar value of all shares of each of the STT Trusts’ constituent funds and of all funds within the family of investment companies held directly or indirectly by each Trustee or Nominee as of September 30, 2018. To the best of the STT Trusts’ knowledge, as of September 30, 2018, no Trustee or Nominee owned 1% or more of the outstanding shares of any class of a fund of the STT Trusts, and the Trustees and Nominees of the funds owned, as a group, less than 1% of the shares of each class of each fund of the STT Trusts.

Trustees (including Nominees)	Name of Trust and Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
John R. Costantino	None.	None.	None.
Michael A. Jessee	None.	None.	None.
Donna M. Rapaccioli	None.	None.	None.
Michael F. Holland	None.	None.	None.
Patrick J. Riley	None.	None.	None.
Richard D. Shirk	SSGA Funds State Street Dynamic Small Cap Fund State Street Disciplined Emerging Markets Equity Fund	Over $100,000 $50,001 - $100,000	Over $100,000
Rina K. Spence	None.	None.	None.
Bruce D. Taber	None.	None.	None.
Ellen M. Needham	None.	None.	None.
James E. Ross	None.	None.	None.

To the best of the STT Trusts’ knowledge, as of September 30, 2018 no person owned beneficially more than 5% of the outstanding shares of any class of any fund’s securities, except as set out in Appendix C to this Proxy Statement.

Independent Public Accountants.

The accounting firm of Ernst & Young LLP currently serves as the registered independent public accountant (the “Independent Auditor”) for the STT Trusts. The Board has selected Ernst & Young LLP as the Independent Auditor to examine and report on the financial statements of State Street Institutional Investment Trust, and State Street Master Funds for the fiscal year ending December 31, 2018 and SSGA Funds for the fiscal year ending August 31, 2019.

Representatives of Ernst & Young LLP are not expected to be represented at the Special Meeting, but a representative is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the SSGA Funds’ principal accountant, for the audit of SSGA Funds’ annual financial statements or services normally provided by Ernst & Young LLP in connection with SSGA Funds’ statutory and regulatory filings and engagements were $171,120 and $166,000, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, State Street Institutional Investment Trust’s principal accountant, for the audit of State Street Institutional Investment Trust’s annual financial statements or services normally provided by Ernst & Young LLP in connection with State Street Institutional Investment Trust’s statutory and regulatory filings and engagements were $762,976 and $670,525, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Trust’s principal accountant, for the audit of the State Street Master Funds’ annual financial statements or services normally provided by Ernst & Young LLP in connection with the Trust’s statutory and regulatory filings and engagements were $180,177 and $168,650, respectively.

Audit-Related Fees. For the fiscal years ended August 31, 2017 and August 31, 2016, there were no fees for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of SSGA Funds’ financial statements that were not reported under “Audit Fees.”

For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of State Street Institutional Investment Trust’s or State Street Master Funds’ financial statements that were not reported under “Audit Fees.”

Tax Fees. For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate tax fees billed for professional services rendered to SSGA Funds by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $54,075 and $75,600, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate tax fees billed for professional services rendered to State Street Institutional Investment Trust by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $310,696 and $288,632, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate tax fees billed for professional services rendered to State Street Master Funds by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $45,420 and $44,098, respectively.

All Other Fees. For the fiscal years ended August 31, 2017 and August 31, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to SSGA Funds, other than the services noted above.

For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to State Street Institutional Investment Trust or State Street Master Funds, other than the services noted above.

For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate fees for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to SSGA

Funds that (i) relate directly to the operations and financial reporting of SSGA Funds and (ii) were pre-approved by the Audit Committee were approximately $7,777,372 and $7,722,372, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to State Street Institutional Investment Trust or State Street Master Funds that (i) relate directly to the operations and financial reporting of State Street Institutional Investment Trust or State Street Master Funds and (ii) were pre-approved by the Audit Committee were approximately $7,777,372 and $7,777,372, respectively.

For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to SSGA Funds and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to SSGA Funds were approximately $28,718,894 and $25,696,758, respectively.

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to State Street Institutional Investment Trust, State Street Master Funds and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to State Street Institutional Investment Trust or State Street Master Funds were approximately $28,718,894 and $26,000,000, respectively.

All of the services described above were approved by each STT Trust’s Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures each Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the STT Trusts by Ernst & Young LLP; and (ii) all permissible non-audit services related to the Trusts provided by Ernst & Young LLP to the Adviser or any affiliate thereof that provides ongoing services to the Trusts (collectively, “Covered Services”). Each Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by Ernst & Young LLP that are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. Each Audit Committee has delegated this general pre-approval authority to the Chairperson, or a Co-Chairperson, of the Audit Committee. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee of each Board will periodically consider whether Ernst & Young LLP’s receipt of non-audit fees from the STT Trusts, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the STT Trusts is compatible with maintaining the independence of Ernst & Young LLP.

Trustees’ Compensation.

Each Independent Trustee receives for his or her services to the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts and each constituent fund of SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust (each a “Fund”) a $170,000 annual base retainer in addition to $22,500 for each in-person meeting, $6,000 for each special in-person meeting and $2,500 for each telephonic meeting from the Funds. The Chairmen receive an additional $50,000 annual retainer. (Mr. Holland and Mr. Taber do not currently serve on the Board of the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts. As a result, their annual base retainer is currently $164,000 and Mr. Holland’s Chairman annual retainer is $49,000.) The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Funds’ expenses.

Each Interested Trustee serves without receiving compensation from the Funds.

The Trust’s officers are compensated by the Adviser and its affiliates.

The compensation that Independent Trustees received from SSGA Funds during the fiscal year ended August 31, 2018 and from State Street Institutional Investment Trust and State Street Master Funds during the year ended December 31, 2017 is set forth in Appendix D.

Information regarding the Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the STT Trusts. None of the officers listed below receives compensation from any of the STT Trusts.

Name, Address, and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Ellen M. Needham SSGA FM One Iron Street Boston, MA 02210 YOB: 1967	President	Until successor is elected and qualified. Served: Since 2012	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*

Brian Harris SSGA FM One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Until successor is elected and qualified. Served: Since 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013).

Joshua A. Weinberg SSGA FM One Iron Street Boston, MA 02210 YOB: 1978	Chief Legal Officer	Until successor is elected and qualified. Served: Since 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 – present*); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011)

Bruce S. Rosenberg SSGA FM One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Until successor is elected and qualified. Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA FM One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016 (since 2012 for SSGA Funds)	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Name, Address, and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Chad C. Hallett SSGA FM One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Arthur A. Jensen SSGA FM 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Deputy Treasurer of Elfun Funds (July 2016 – present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 – present); Treasurer of Elfun Funds (June 2011 – July 2016); Mutual Funds Controller of GEAM (April 2011 – July 2016).

Darlene Anderson-Vasquez SSGA FM One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Sujata Upreti SSGA FM One Iron Street Boston, MA 02210 YOB: 1974	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 –present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Daniel Foley SSGA FM One Iron Street Boston, MAv02210 YOB: 1972	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

Daniel G. Plourde SSGA FM One Iron Street Boston, MA 02210 YOB: 1980	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 –present); Officer, State Street Bank and Trust Company (March 2009 – May 2015).

Name, Address, and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1976	Secretary	Until successor is elected and qualified. Served: Since 2016	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).**
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1983	Assistant Secretary (SSGA Funds and State Street Master Funds only)	Until successor is elected and qualified. Served: Since 2016	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

Michael P. Riley SSGA FM One Iron Street Boston, MA 02210 YOB: 1969	Vice President (State Street Institutional Investment Trust only)	Until successor is elected and qualified. Served: Since 2011	Managing Director, State Street Global Advisors (2005 – present).*

*	Served in various capacities and/or with various affiliated entities during noted time period.
**

Served in various capacities and/or with unaffiliated mutual funds of closed-end funds for which State Street Bank and Trust Company or its affiliates as a provider of services during the noted time period.

What happens if shareholders do not approve the Nominees?

If shareholders of an STT Trust do not approve the Nominees, such Trust will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

What does the Board recommend?

Each Board has determined that election of the four (4) Nominees as Trustees is in the interests of each STT Trust and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, each Board, including all of the Independent Trustees, unanimously approved the nomination of each of the four (4) Nominees. Each Board is recommending that the shareholders vote “FOR” each of the Nominees.

EACH BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER THE PROPOSAL

PROPOSAL 3

ELECT TRUSTEES FOR THE NAVIGATOR TRUST

This Proposal applies to the following trust (the “Navigator Trust”):

State Street Navigator Securities Lending Trust.

We are asking shareholders of the Navigator Trust to elect three (3) nominees as members of the Board of Trustees of that Trust, which Trustees, if elected, would serve on the Board with the seven (7) previously elected Trustees of the Navigator Trust. In connection with the election of the nominees, two current Trustees of the Navigator Trust—Messrs. Marshall and Williams—are scheduled to retire.

The members of the Board considered the benefit to the Navigator Trust of calling a meeting of shareholders to elect the Nominees at this time.

Who are the nominees to the Board?

The Board of Trustees of the Navigator Trust (the “Board”) has nominated three (3) individuals (the “Nominees”) for election as Trustees of the Navigator Trust.

The Nominees are John R. Costantino and Donna M. Rapaccioli, each of whom is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Navigator Trust (such individuals are commonly referred to as “Independent Trustees”), and Ellen M. Needham. Ms. Needham is an “interested person,” as defined in the 1940 Act, of the Navigator Trust because of her affiliation with State Street Global Advisors Trust Company, a wholly-owned subsidiary of State Street Bank and Trust Company (“State Street”), which includes the personnel and operations of the Adviser (“SSGA”). Ms. Needham currently serves as Senior Managing Director of SSGA and President of SSGA FM, investment adviser to the Navigator Trust.

If the Proposal is approved with respect to each Nominee, after the Special Meeting and the Trustee retirements scheduled to occur in connection with the Special Meeting, the Board would consist of ten Trustees. The three Nominees—Mses. Needham and Rapaccioli and Mr. Costantino—would be added to the Board. Seven of the current Board members—Ms. Spence and Messrs. Holland, Jessee, Riley, Ross, Shirk and Taber—have previously been elected by shareholders and would continue to serve on the Board alongside the Nominees after the Special Meeting. In connection with the election of the Nominees, two current Trustees—Messrs. Marshall and Williams—are scheduled to retire.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement. If elected, each Nominee will serve as a Trustee for the lifetime of the Navigator Trust or until his or her death, resignation, retirement or removal. If a Trustee sooner dies, resigns or retires, each Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position.

Prior to taking action to nominate each of the Nominees, the Nominating Sub-Committee of the Governance Committee (the “Nominating Committee”) of the Board reviewed the qualifications, experience and background of each of the Nominees. Some of the factors considered by the Nominating Committee included the following, among others: (1) the Nominee’s knowledge in matters relating to the mutual fund industry; (2) any experience possessed by the Nominee as a director or senior officer of other companies; (3) the Nominee’s educational background, reputation for high ethical standards, and professional integrity; (4) any specific financial, technical, or other expertise possessed by the Nominee and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies, and qualifications; (5) the Nominee’s perceived ability to contribute to the ongoing functions of the Board, including the Nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; and (6) if applicable, the Nominee’s ability to qualify as an independent trustee for purposes of the 1940 Act.

Based upon this review, the Nominating Committee determined that nominating Mr. Costantino and Mses. Rapaccioli and Needham would be in the best interests of the shareholders of the Navigator Trust. The Board believes that these Nominees are well suited for service on the Board due to their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

Based upon this review, at a meeting of the Board held on September 20, 2018, after discussion and further consideration of the matter, the Board voted to nominate each of the Nominees for election by shareholders.

What are the qualifications of the Nominees?

Set forth below are the names, ages, business experience during the past five years and other directorships of each of the Trustees and Nominees and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s and Nominee’s qualifications to serve as a Trustee. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the activities of the Navigator Trust, reviewing contractual arrangements with companies that provide services to the Navigator Trust, and reviewing fund performance. Among the attributes or skills common to all Nominees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s business, consulting, public service and/or academic positions and through experience from service as a member of a Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. In considering the nomination of Ms. Needham, the Board also considered the desirable composition of the Board and determined that it is appropriate and of benefit to shareholders to have a representative of management of the Navigator Trust serve as a member of the Board.

Following is a summary of the experience, attributes and skills that may be seen to qualify each Nominee to serve on the Board:

John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 30 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 30 years.

Donna M. Rapaccioli: Ms. Rapaccioli has over 26 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis and has taught at the executive MBA level. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, lectured on accounting and finance topics and consulted for numerous investment banks.

Ellen M. Needham: Ms. Needham is a Senior Managing Director of State Street Global Advisors, Head of Global Funds Management, and President of SSGA Funds Management, Inc. Ms. Needham serves as a director of SSGA Funds Management, Inc. and State Street Global Advisors Funds Distributors, LLC. In her role, she is responsible for managing firm-wide processes that focus on governance, fund structure, subadviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham has been involved in the investment industry for over thirty years, beginning her career at State Street in 1989.

References to the experience, attributes and skills of Nominees above are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Assuming all of the Nominees are elected, the Board would consist of the following ten (10) individuals following the Special Meeting and scheduled Trustee retirements:

Name, Address and Age	Position(s) Held with the Trusts, and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

John R. Costantino c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 72	New Independent Nominee	Managing General Partner, NGN Capital LLC (2006 – present); and Managing Director, Vice President of Walden Capital Management (1996 – present).	12	Trustee of State Street Institutional Funds (1997 – present); Director of State Street Variable Insurance Series Funds, Inc. (1997 – present); Director of Kleinfeld Bridal Corp. (March 2016 – present); Trustee of Neuroscience Research Institute (1986 – 2018); Trustee of Fordham University (1989 – 1995 and 2001 – 2007) and Trustee Emeritus (2007 – present); Trustee of GE Funds (1993 - February 2011); Director of Artes Medical (2006 – 2008); and Trustee of Gregorian University Foundation (1992 – 2007).

Michael A. Jessee c/o SSGA FM One Iron Street Boston, MA 02210 Age 72	Trustee (2016 – present)	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); and Trustee, Randolph-Macon College (2004-2016).	60	Trustee of State Street Institutional Investment Trust (2016 – present); Trustee of SSGA Funds (2016 – present); and Trustee of State Street Master Funds (2016 – present).

Donna M. Rapaccioli c/o SSGA FM 1600 Summer St. Stamford, CT 06905 Age 55	New Independent Nominee	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	12	Trustee of State Street Institutional Funds (2012 – present); Director of State Street Variable Insurance Series Funds, Inc. (2012 – present); and Trustee of Emmanuel College (2010 – present).

Michael F. Holland c/o SSGA FM One Iron Street Boston, MA 02210 Age 74	Trustee (2014 – present)	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	54	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc. (2007 – 2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

Name, Address and Age	Position(s) Held with the Trusts, and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Patrick J. Riley c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	Trustee (1988 – present)	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	60	Board Director and Chairman, SPDR Europe 1PLC Board (2011- Present); Board Director and Chairman, SPDR Europe II, PLC (2013- Present).

Richard D. Shirk c/o SSGA FM One Iron Street Boston, MA 02210 Age 73	Trustee (1988 – present)	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	60	1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Name, Address and Age	Position(s) Held with the Trusts, and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Rina K. Spence c/o SSGA FM One Iron Street Boston, MA 02210 Age 70	Trustee (2014 – present)	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 –1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	60	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).

Bruce D. Taber c/o SSGA FM One Iron Street Boston, MA 02210 Age 75	Trustee (1991 – present)	Retired; 1999 to 2016, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	54	None.

Name, Address and Age	Position(s) Held with the Trusts, and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees(3)

Ellen M. Needham(4) c/o SSGA FM One Iron Street Boston, MA 02210 Age 51	New Interested Nominee	President and Director, SSGA FM (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*	None.	None.

James E. Ross(5) SSGA FM One Iron Street Boston, MA 02210 Age 53	Trustee (2014 – present)	Chairman and Director, SSGA Funds Management, Inc. (2005- present); Executive Vice President, State Street Global Advisors (2012-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present); Director, State Street Global Markets, LLC (2013 - April 2017); President, SSGA Funds Management, Inc. (2005 – 2012); Principal, State Street Global Advisors (2000- 2005).	196	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

(1)

Each Trustee serves for the lifetime of the Navigator Trust or until his death, resignation, retirement or removal. The Independent Trustees of each STT Trust have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for consideration by the other Independent Trustees.

(2)

The information reported includes the principal occupation during the last five years for each Nominee and other information relating to the professional experiences, attributes and skills relevant to each Nominee’s qualifications to serve as a Trustee.

(3)	The individuals listed below are—or, if elected, would be—Trustees who are “interested persons,” as defined in 1940 Act, of the Trusts (“Interested Trustees”).
(4)	Ms. Needham would be an Interested Trustee because of her employment by State Street Global Advisors, an affiliate of the Trusts.
(5)	Mr. Ross is an Interested Trustee of because of his employment by State Street Global Advisors, an affiliate of the Trusts.
*	Served in various capacities and/or with various affiliated entities during noted time period.

What are the Board’s responsibilities?

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Navigator Trust and has approved contracts with various organizations to provide, among other services, day-to-day management required by the applicable Trust. The Board has engaged the Adviser to manage the Navigator Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Navigator Trust in accordance with the provisions of the 1940 Act, applicable state laws and regulations, other applicable laws and regulations, and the Trust’s Trust Agreement.

How does the Board oversee risk management on behalf of the funds?

The Board has delegated management of the Navigator Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the Chief Compliance Officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Trust, and applicable provisions of the federal securities laws and the Internal Revenue Code of 1986, as amended. As needed, the Adviser discusses management issues regarding the Navigator Trust with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Trust. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Navigator Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the Independent Trustees, the independent registered public accounting firm, counsel to the Navigator Trust, the Chief Compliance Officer and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Navigator Trust, which are effected on a day-to-day basis by service providers to the Trust.

How is the Board structured?

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Navigator Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Valuation Committee and Qualified Legal and Compliance Committee. The purpose and function of the committees is described below.

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Navigator Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. A copy of the Amended and Restated Audit Committee Charter is attached hereto as Appendix A. During the fiscal year ended December 31, 2017, the Audit Committee held four meetings.

Governance Committee. The Governance Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee, including the Nominating Committee (a sub-committee of the Governance Committee), is to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees and independence of outside counsel to the Trustees. The Nominating Committee operates pursuant to a joint charter that has been approved by the Board. A copy of the Nominating Committee Charter is attached hereto as Appendix B. The Nominating Committee is comprised entirely of Independent Trustees. The Nominating Committee is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition. The Nominating Committee will consider nominees to the Board recommended by investors. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Navigator Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Navigator Trust. Investor recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or investor meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended December 31, 2017, the Governance Committee held two meetings.

Valuation Committee. The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Navigator Trust has established procedures and guidelines for valuing portfolio securities and making fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. During the fiscal year ended December 31, 2017, the Valuation Committee held four meetings.

Qualified Legal and Compliance Committee. The Qualified Legal and Compliance Committee (the “QLCC”) is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Navigator Trust’s chief compliance officer (the “Chief Compliance Officer”); to oversee generally the Navigator Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Navigator Trust, its officers or the Trustees. During the fiscal year ended December 31, 2017, the QLCC held four meetings.

During the fiscal year ended December 31, 2017, the Board of the Navigator Trust held seven (7) meetings and each Trustee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

Ownership of Fund Shares. The table below sets forth the dollar value of all shares of the Navigator Trust’s constituent fund and of all funds within the family of investment companies held directly or indirectly by each Trustee or Nominee as of September 30, 2018. To the best of the Navigator Trust’s knowledge, as of September 30, 2018, no Trustee or Nominee owned 1% or more of the outstanding shares of any class of a fund of Navigator Trust, and the Trustees and Nominees of the funds owned, as a group, less than 1% of the shares of each class of each fund of Navigator Trust.

Trustees (including Nominees)	Name of Trust and Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
John R. Costantino	None.	None.	None.
Michael A. Jessee	None.	None.	None.
Donna M. Rapaccioli	None.	None.	None.
Michael F. Holland	None.	None.	None.
Patrick J. Riley	None.	None.	None.

Trustees (including Nominees)	Name of Trust and Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
Richard D. Shirk	None.	None.	Over $100,000
Rina K. Spence	None.	None.	None.
Bruce D. Taber	None.	None.	None.
Ellen M. Needham	None.	None.	None.
James E. Ross	None.	None.	None.

To the best of the Navigator Trust’s knowledge, as of September 30, 2018 no person owned beneficially more than 5% of the outstanding shares of any class of any fund’s securities, except as set out in Appendix C to this Proxy Statement.

Independent Public Accountants.

The accounting firm of Ernst & Young LLP currently serves as the registered independent public accountant (the “Independent Auditor”) for the Navigator Trust. The Board has selected Ernst & Young LLP as the Independent Auditor to examine and report on the financial statements of the Navigator Trust for the fiscal year ending December 31, 2018.

Representatives of Ernst & Young LLP are not expected to be represented at the Special Meeting, but a representative is expected to be available via telephone during the Special Meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. For the fiscal year ended December 31, 2017, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP, the Navigator Trust’s principal accountant, for the audit of the Navigator Trust’s annual financial statements or services normally provided by Ernst & Young LLP in connection with the Navigator Trust’s statutory and regulatory filings and engagements were $64,000. For the fiscal year ended December 31, 2016, the aggregate audit fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the Navigator Trust’s prior principal accountant, for the audit of the Navigator Trust’s annual financial statements or services normally provided by PwC in connection with the Navigator Trust’s statutory and regulatory filings and engagements were $91,716.

Audit-Related Fees. For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees for assurance and related services that were reasonably related to the performance of the audit of the Navigator Trust’s financial statements that were not reported under “Audit Fees.”

Tax Fees. For the fiscal year ended December 31, 2017, the aggregate tax fees billed for professional services rendered to the Navigator Trust by Ernst & Young LLP for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $12,036. For the fiscal year ended December 31, 2016, the aggregate tax fees billed for professional services rendered to the Navigator Trust by PwC for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $33,560.

All Other Fees. For the fiscal year ended December 31, 2017, there were no fees billed for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to the Navigator Trust, other than the services noted above. For the fiscal year ended December 31, 2016, there were no fees billed for professional services rendered by PwC for products and services provided by PwC to the Navigator Trust, other than the services noted above.

For the fiscal year ended December 31, 2017, the aggregate fees billed for professional services rendered by Ernst & Young LLP for products and services provided by Ernst & Young LLP to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Navigator Trust that (i) relate directly to the operations and financial reporting of the Navigator Trust and (ii) were pre-approved by the Audit Committee, were $7,777,372.

For the fiscal year ended December 31, 2016, the aggregate fees billed for professional services rendered by PwC for products and services provided by PwC to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Navigator Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee, were $0.

For the fiscal year ended December 31, 2017, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Navigator Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Navigator Trust were $28,718,894. For the fiscal year ended December 31, 2016, the aggregate non-audit fees billed by PwC for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Navigator Trust were $13,513,444.

All of the services described above were approved by the Navigator Trust’s Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures each Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Navigator Trust by Ernst & Young LLP; and (ii) all permissible non-audit services related to the Trust provided by Ernst & Young LLP to the Adviser or any affiliate thereof that provides ongoing services to the Trust (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by Ernst & Young LLP that are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee has delegated this general pre-approval authority to the Chairperson, or a Co-Chairperson, of the Audit Committee. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee of the Board will periodically consider whether Ernst & Young LLP’s receipt of non-audit fees from the Navigator Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Navigator Trust is compatible with maintaining the independence of Ernst & Young LLP.

Change in Audit Firm

On February 15, 2017, the Audit Committee (the “Committee”) of the Board of the Navigator Trust dismissed PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, MA 02210, as the Navigator Trust’s independent registered public accounting firm effective following the issuance by PwC of their report on the Navigator Trust’s December 31, 2016 annual financial statements.

The reports of PwC on the Navigator Trust’s financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through February 15, 2017, there were: (a) no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the financial statements for such years; and (b) no reportable events (as defined in Regulation S-K 304(a)(1)(v)).

The Navigator Trust has provided a copy of the foregoing disclosures to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC’s letter, dated August 24, 2017, is included as an exhibit to the Navigator Trust’s Form N-SAR for the period ended June 30, 2017.

On February 15, 2017, the Audit Committee also approved the appointment of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the Navigator Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

During the two most recent fiscal years and in the subsequent interim period through February 15, 2017, neither the Navigator Trust nor anyone on its behalf has consulted with Ernst & Young LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Navigator Trust’s financial statements, and neither a written report nor oral advice was provided to the Navigator Trust that was an important factor considered by the Navigator Trust in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-K 304(a)(1)(v)).

Trustees’ Compensation.

Each Independent Trustee receives for his or her services to the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts and each constituent fund of SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust (each a “Fund”) a $170,000 annual base retainer in addition to $22,500 for each in-person meeting, $6,000 for each special in-person meeting and $2,500 for each telephonic meeting from the Funds. The Chairmen receive an additional $50,000 annual retainer. (Mr. Holland and Mr. Taber do not currently serve on the Boards of the Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts. As a result, their annual base retainer is currently $164,000 and Mr. Holland’s Chairman annual retainer is $49,000.) The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Proxy Statement, the Trustees were not paid pension or retirement benefits as part of the Funds’ expenses.

Each Interested Trustee serves without receiving compensation from the Funds.

The Trust’s officers are compensated by the Adviser and its affiliates.

The compensation that Independent Trustees received from the Navigator Trust during the fiscal year ended December 31, 2017 is shown in Appendix D.

Information regarding the Officers.

Below are the names, years of birth, mailing address and business experience during the past five years of the principal officers of the Navigator Trust. None of the officers listed below receives compensation from the Navigator Trust.

Name, Address, and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Ellen M. Needham SSGA FM One Iron Street Boston, MA 02210 YOB: 1967	President	Until successor is elected and qualified. Served: Since 2012	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).*

Brian Harris SSGA FM One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Until successor is elected and qualified. Served: Since 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013).

Joshua A. Weinberg SSGA FM One Iron Street Boston, MA 02210 YOB: 1978	Chief Legal Officer	Until successor is elected and qualified. Served: Since 2015 (since 2017 for State Street Navigator Securities Lending Trust)	Managing Director and Managing Counsel, State Street Global Advisors (2011 – present*); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2005 – 2011)

Bruce S. Rosenberg SSGA FM One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Until successor is elected and qualified. Served: Since 2016 (since 2017 for State Street Navigator Securities Lending Trust)	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA FM One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016 (since 2012 for SSGA Funds)	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*

Chad C. Hallett SSGA FM One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016 (since 2017 for State Street Navigator Securities Lending Trust)	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Name, Address, and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Arthur A. Jensen SSGA FM 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016 (since 2017 for SSGA Funds and State Street Navigator Securities Lending Trust)	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Deputy Treasurer of Elfun Funds (July 2016 – present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 – present); Treasurer of Elfun Funds (June 2011 – July 2016); Mutual Funds Controller of GEAM (April 2011 – July 2016).

Darlene Anderson-Vasquez SSGA FM One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified. Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

Sujata Upreti SSGA FM One Iron Street Boston, MA 02210 YOB: 1974	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 –present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).

Daniel Foley SSGA FM One Iron Street Boston, MAv02210 YOB: 1972	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*

Daniel G. Plourde SSGA FM One Iron Street Boston, MA 02210 YOB: 1980	Assistant Treasurer	Until successor is elected and qualified. Served: Since 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 –present); Officer, State Street Bank and Trust Company (March 2009 – May 2015).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1976	Secretary	Until successor is elected and qualified. Served: Since 2016	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).**

Name, Address, and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1983	Assistant Secretary	Until successor is elected and qualified. Served: Since 2016	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).

Elizabeth Shea State Street Bank and Trust Company One Lincoln Street Boston, MA 02111-2900 YOB: 1964	Vice President	Until successor is elected and qualified. Served: Since 2015	Managing Director, Corporate Compliance of the Securities Finance division of State Street (2015 – present); Vice President, Corporate Compliance of the Securities Finance division of State Street (2002 – 2015).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**

Served in various capacities and/or with unaffiliated mutual funds of closed-end funds for which State Street Bank and Trust Company or its affiliates as a provider of services during the noted time period.

What happens if shareholders do not approve the Nominees?

If shareholders of the Navigator Trust do not approve the Nominees, the Trust will continue to be managed under the current Trustees and the Board will determine what action, if any, should be taken.

What does the Board recommend?

The Board has determined that election of the three (3) Nominees as Trustees is in the interests of the Navigator Trust and its shareholders. Accordingly, after consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the three (3) Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

THE BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES UNDER THE PROPOSAL

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

Each Trust’s Board is soliciting your vote for a Special Meeting of shareholders of that Trust.

How is my proxy being solicited?

Each Trust has retained Broadridge Investor Communication Solutions, Inc. (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $497,224 which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Proxy Solicitor if their votes have not yet been received. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Trusts. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. Each Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

In addition to solicitation by mail, certain officers and representatives of the Trusts, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, and Elfun Trusts: Each Board has named Ellen M. Needham, President of the Trusts and Ann Carpenter, Vice President of the Trusts, or one or more substitutes designated by them, as proxies who are authorized to vote fund shares as directed by shareholders.

SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds: Each Board has named Ellen M. Needham, President of the Trusts and Ann Carpenter, Vice President of the Trusts, or one or more substitutes designated by them, as proxies who are authorized to vote fund shares as directed by shareholders.

State Street Navigator Securities Lending Trust: The Board has named Ellen M. Needham, President of the Trust and Ann Carpenter, Vice President of the Trust, or one or more substitutes designated by them, as proxies who are authorized to vote fund shares as directed by shareholders.

If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of a Trust is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the shares entitled to vote shall constitute a quorum for all Trusts except Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, and Elfun Tax-Exempt Income Fund. For Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, and Elfun Tax-Exempt Income Fund, fifty percent (50%) of the shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the funds at the close of business on October 22, 2018 (the “Record Date”) will be entitled to be present and give voting instructions for the funds at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on December 17, 2018. Appendix E sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

The chairperson of the Special Meeting may adjourn the Special Meeting. The question of adjournments may also be (but is not required to be) submitted to vote of the shareholders of record, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Special Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Any shares present and entitled to vote at the Special Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. Since each Proposal requires the affirmative vote of a plurality of the shares cast at the Special Meeting, an abstention or broker non-vote will have no effect on such matter.

What are the voting procedures for master-feeder Funds?

Certain series of State Street Institutional Investment Trust (each such series, a “Feeder Fund”) pursue their investment objectives by investing substantially all of their investable assets in a corresponding master fund that may be a series of State Street Institutional Investment Trust or State Street Master Trust (each such series, a “Master Fund”). Shareholders of the Master Funds’ Feeder Funds, will vote on the proposals with respect to their respective Trusts. As a shareholder of a Master Fund, each of the Feeder Funds is “passing-through” to its shareholders the vote on the proposals for the applicable Trust.

Shareholders of each Feeder Fund are being asked to provide voting instructions to the applicable Feeder Fund as to how to vote regarding the proposals for each Master Fund. Each of the Feeder Funds will cast its votes for the corresponding Master Fund in the same proportion as the votes cast by its shareholders on such proposals. If you are a shareholder of a Feeder Fund, your vote for a proposal will apply (i) directly to the proposal for the applicable Feeder Fund in which you own shares, and (ii) indirectly to the proposal for the corresponding Master Fund.

Each of the Feeder Funds will vote shares of the corresponding Master Fund for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because each of the Feeder Fund’s votes are proportionate to its percentage interest in the Trust of which the applicable Master Fund is a series, the majority of such Trust’s shareholders could approve an action against which a majority of the outstanding voting securities of any Feeder Fund votes.

Can shareholders submit proposals for consideration in a proxy statement?

The Trusts are not required to hold annual meetings and currently do not intend to hold such meetings. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in this Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Boards knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the funds, unless a Trust has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-647-7327. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the applicable Trust in writing at One Iron Street, Boston, Massachusetts 02210 or via telephone at 1-800-997-7327.

Who pays for this proxy solicitation?

The Trusts will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and at www.proxyvote.com, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than December 17, 2018.

Ellen M. Needham

President, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts, SSGA Funds, State Street Institutional Investment Trust, State Street Master Funds, and State Street Navigator Securities Lending Trust

November 5, 2018

One Iron Street

Boston, Massachusetts 02210

APPENDIX A

AUDIT COMMITTEE CHARTER

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

SSGA FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(COLLECTIVELY, THE “ELFUN FUNDS”)

(each a “Trust” and collectively, the “Trusts”)

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of each Trust to govern the activities of the Audit Committee of the Board with respect to its oversight of the Trust, and, if applicable, series of the Trust (each, a “Fund” and, collectively, the “Funds”). Unless otherwise stated herein or required by the context, each singular reference herein to the Board, Trust, Fund and Audit Committee shall be construed as a reference to each Board, Trust, Fund or Audit Committee of a Board.

Membership

The Audit Committee shall be comprised of as many Trustees as the Board shall determine, none of whom shall be an “interested person” of a Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Unless designated by the Board, the Audit Committee shall elect from its members a Chairperson or Co-Chairpersons, who shall preside over each meeting of the Audit Committee.

Purposes

The purposes of the Audit Committee are:

(a)

to review, discuss with independent auditors and representatives of management, and assess (i) the Trust’s accounting and financial reporting policies and practices and its internal controls, (ii) the quality and objectivity of the Funds’ financial statements and the independent audits thereof;

(b)	to make recommendations to the Board with respect to the engagement of independent auditors for the Trust and to act as a liaison between independent auditors and the Board; and

(c)	to approve all audit and permissible non-audit services provided to the Trust, and to certain other persons, by the Trust’s independent auditors.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Funds’ investment adviser, SSGA Funds Management, Inc. (the “Adviser”) or the Trusts’ independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Adviser to maintain appropriate systems for accounting and internal control; the independent auditors’ responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management’s and the independent auditors’ responsibility to determine that each Fund’s financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of the Trusts or the Funds and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Trusts from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

Responsibilities and Duties

The following listed committee responsibilities and duties describe areas of attention by the Audit Committee in broad terms. To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

to approve and recommend to the Board approval of the selection, retention or termination of independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and approve fees charged by the auditor for such services and evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved, and to receive the auditors’ specific representations as to their independence as part of such evaluation;

(b)

to pre-approve engagements by a Trust’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)

to establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

(d)

to meet with the Trusts’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(e)

to receive and consider reports at least annually from the Trust’s independent auditor regarding: (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to a Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved by the Audit Committee or pursuant to pre-approval policies and procedures established by the Audit Committee and associated fees;

(f)	to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Audit Committee qualify as an “audit committee financial expert”;

(g)

to receive reports from Trust management of any significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report financial data, any material weaknesses in the Trust’s internal controls and any fraud, whether or not material, that involves management or other employees of the Trust who have a significant role in the Trust’s internal controls, and to evaluate any corrective actions taken by management or that should be taken by management or the Board;

(h)	to investigate improprieties or suspected improprieties in Trust operations that have been brought to the attention of the Audit Committee;

(i)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(j)	to perform such other functions consistent with this Charter, the Trust’s By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

Alternate Pre-Approval Procedure

The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Trust’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

Meetings

The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee may meet in person or by telephone, and a majority of Audit Committee members then in office shall constitute a meeting quorum. The Audit Committee may act by a vote of a majority of those members present at a meeting and constituting a quorum, or by written consent of a majority of Audit Committee members.

Outside Resources and Assistance from Management

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other experts, consultants, or advisers as the Audit Committee deems necessary and the authority to obtain specialized training for Audit Committee members (at the expense of the Trusts or relevant Fund), as appropriate. The Trusts and each Fund shall provide for appropriate funding, as determined by the Audit Committee, for the payment of expenses of the Audit Committee that the Audit Committee considers to be necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter, including without limitation compensation of independent legal counsel or other advisers retained by the Audit Committee.

The matters to be considered by the Audit Committee, at any meeting or in general, shall be in the sole discretion of the Audit Committee. Membership of the Audit Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.

It is the responsibility of each investment adviser, subadviser, and the Funds’ other service providers to ensure that their activities in respect of the Funds comply with applicable law and regulation and with the policies and procedures of the Funds. Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any adviser, subadviser, the Funds’ distributor, or any other service provider of the Funds.

Adopted: July 14, 2003

Revised: April 11, 2007

Reviewed: November 15, 2011

Revised: February 13, 2014

Adopted by the Elfun Funds: July 18, 2016

Adopted by State Street Navigator Securities Lending Trust: June 15, 2017

APPENDIX B

NOMINATING SUB-COMMITTEE CHARTER

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

SSGA FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(COLLECTIVELY, THE “ELFUN FUNDS”)

(each a “Trust” and, collectively, the “Trusts”)

NOMINATING COMMITTEE CHARTER

Mission Statement

The Board of Trustees (each, a “Board”) of each Trust has adopted this charter to govern the activities of the Nominating Committee of each Board (each, a “Nominating Committee”). This Charter applies separately to each Trust, and the Board and Nominating Committee thereof, and shall be interpreted accordingly. Unless otherwise stated herein or required by the context, each singular reference herein to the Board, Trust and Nominating Committee shall be construed as a reference to each Trust or Board or Nominating Committee thereof, as applicable.

The Nominating Committee is a committee of the Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Committee of the Board is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust.

The scope of the Nominating Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Committee shall consist entirely of those trustees who are not “interested persons,” within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), of the Trust; however, the Nominating Committee need not be comprised of all of the Independent Trustees.

The Nominating Committee may designate one or more members to serve as Chair or Co-Chair of the Nominating Committee, as the case may be, but need not make such a designation.

The Nominating Committee shall report to the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1.

To make nominations for Independent Trustee membership on the Board. A potential nominee must have a college degree or equivalent business experience. The Nominating Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

2

When identifying potential nominees for a Board, the Nominating Committee may consider candidates recommended by the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser, sub-advisers or administrator; (iv) shareholders of the Trust (see below); or (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee may consider qualified incumbent trustees of other trusts and/or funds managed and/or advised by SSGA Funds Management, Inc. for the purpose of achieving fund board consolidations and related efficiencies or any other objective that it determines to be in the best interests of the Trust and its shareholders. The Nominating Committee may, but is not required to, retain a third party search firm at the applicable Trust’s expense to identify potential candidates.

3.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.

4.	To review Nominating Committee Chair or Co-Chair assignments and Nominating Committee assignments periodically.

5.	To consider the structure, operations and effectiveness of the Nominating Committee and review this Charter periodically.

6.	To meet as frequently and at such times as circumstances dictate.

7.	To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Committee to perform its duties.

The Nominating Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Costs incurred by the Nominating Committee in performing its functions under this Charter shall be borne by the Trust.

The matters to be considered by the Nominating Committee, at any meeting or in general, shall be in the sole discretion of the Nominating Committee. Membership of the Nominating Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.

It is the responsibility of each investment adviser, sub-adviser, and the funds’ other service providers to ensure that their activities in respect of the funds comply with applicable law and regulation and with the policies and procedures of the funds. Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any adviser, sub-adviser, the funds’ distributor, or any other service provider of the funds.

Revised: February 13, 2014

Adopted by the Elfun Funds: July 18, 2016

Adopted by State Street Navigator Securities Lending Trust: June 15, 2017

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of February 13, 2014)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Committee in connection with the Nominating Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Committee in connection with any subsequent nomination(s).

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

APPENDIX C

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of September 30, 2018, the following shareholders owned of record 5% or more of the issued and outstanding shares of each constituent fund of the Trusts, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

ELFUN DIVERSIFIED FUND

Fund	Name and Address	Percentage of Ownership
ELFUN DIVERSIFIED FUND	N/A	N/A

ELFUN GOVERNMENT MONEY MARKET FUND

Fund	Name and Address	Percentage of Ownership
ELFUN GOVERNMENT MONEY MARKET FUND	LAWRENCE A BOSSIDY REVOCABLE TRUST 452 W MOUNTAIN RD RIDGEFIELD, CT 06877-2926	12.17%

ELFUN INCOME FUND

Fund	Name and Address	Percentage of Ownership
ELFUN INCOME FUND	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	10.86%

ELFUN INTERNATIONAL EQUITY FUND

Fund	Name and Address	Percentage of Ownership
ELFUN INTERNATIONAL EQUITY FUND	LAWRENCE A BOSSIDY REVOCABLE TRUST 452 W MOUNTAIN RD RIDGEFIELD, CT 06877-2926	15.63%

ELFUN TAX-EXEMPT INCOME FUND

Fund	Name and Address	Percentage of Ownership
ELFUN TAX-EXEMPT INCOME FUND	N/A	N/A

ELFUN TRUSTS

Fund	Name and Address	Percentage of Ownership
ELFUN TRUSTS	N/A	N/A

SSGA FUNDS

Fund	Name and Address	Percentage of Ownership
STATE STREET DYNAMIC SMALL CAP FUND	SEI PRIVATE TRUST COMPANY C/O EVERCORE BANK ID 573 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	35.09%

STATE STREET DYNAMIC SMALL CAP FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK NY 10281	17.35%

STATE STREET S&P 500 INDEX FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FIN CTR NEW YORK NY 10281	14.36%

STATE STREET S&P 500 INDEX FUND	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5.91%

STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.93%

STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	20.13%

STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO OUR CUSTOMERS MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	19.93%

Fund	Name and Address	Percentage of Ownership
STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	SEI PRIVATE TRUST COMPANY C/O EVERCORE BANK ID 573 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	7.99%

STATE STREET INTERNATIONAL STOCK SELECTION FUND	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO OUR CUSTOMERS MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	34.52%

STATE STREET INTERNATIONAL STOCK SELECTION FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.70%

STATE STREET INTERNATIONAL STOCK SELECTION FUND	SEI PRIVATE TRUST COMPANY C/O EVERCORE BANK ID 573 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	10.92%

STATE STREET INTERNATIONAL STOCK SELECTION FUND	VRSCO FBO AIGFSB CUST TTEE FBO NASSAU HEALTHCARE CORPORATION 457 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	5.85%

STATE STREET INSTITUTIONAL INVESTMENT TRUST

Fund	Name and Address	Percentage of Ownership
STATE STREET EQUITY 500 INDEX FUND	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	35.83%

STATE STREET EQUITY 500 INDEX FUND	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	12.86%

Fund	Name and Address	Percentage of Ownership
STATE STREET EQUITY 500 INDEX FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.52%

STATE STREET EQUITY 500 INDEX FUND	MAC & CO A/C 703987 ATTN: MUTUAL FUND OPS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	10.39%

STATE STREET AGGREGATE BOND INDEX FUND	OFFICE OF HAWAIIAN AFFAIRS 560 N NIMITZ HWY STE 200 HONOLULU HI 96817-5330	27.88%

STATE STREET AGGREGATE BOND INDEX FUND	INDIAN RIVER MEMORIAL HOSPITAL INC 1000 36TH ST VERO BEACH FL 32960-6592	18.12%

STATE STREET AGGREGATE BOND INDEX FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.74%

STATE STREET AGGREGATE BOND INDEX FUND	MATRIX TRUST COMPANY TRUSTEE FBO PO BOX 52129 PHOENIX AZ 85072-2129	7.95%

STATE STREET AGGREGATE BOND INDEX FUND	US BANK NA FBO DOUGLAS COUNTY EMPLOYEES RETIREMENT TRUST PO BOX 1787 MILWAUKEE WI 53201-1787	7.20%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	SEI PRIVATE TRUST COMPANY C/O ID 370 ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	68.06%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.70%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	OLATHE MEDICAL CENTER INC 20333 W 151ST ST OLATHE KS 66061-7211	6.08%

Fund	Name and Address	Percentage of Ownership
STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	WELLS FARGO BANK NA FBO LA PHILHARMONIC ENDOWMENT 25810700 PO BOX 1533 MINNEAPOLIS MN 55480-1533	5.39%

STATE STREET TARGET RETIREMENT 2015 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	57.81%

STATE STREET TARGET RETIREMENT 2015 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	31.99%

STATE STREET TARGET RETIREMENT 2020 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	68.46%

STATE STREET TARGET RETIREMENT 2020 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	21.37%

STATE STREET TARGET RETIREMENT 2025 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	65.99%

STATE STREET TARGET RETIREMENT 2025 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	20.02%

STATE STREET TARGET RETIREMENT 2030 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	71.29%

Fund	Name and Address	Percentage of Ownership
STATE STREET TARGET RETIREMENT 2030 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	16.17%

STATE STREET TARGET RETIREMENT 2035 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	69.69%

STATE STREET TARGET RETIREMENT 2035 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	15.25%

STATE STREET TARGET RETIREMENT 2040 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	74.94%

STATE STREET TARGET RETIREMENT 2040 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	13.07%

STATE STREET TARGET RETIREMENT 2045 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	72.25%

STATE STREET TARGET RETIREMENT 2045 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	11.25%

STATE STREET TARGET RETIREMENT 2050 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	76.28%

Fund	Name and Address	Percentage of Ownership
STATE STREET TARGET RETIREMENT 2050 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	10.03%

STATE STREET TARGET RETIREMENT 2055 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	72.84%

STATE STREET TARGET RETIREMENT 2055 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	9.57%

STATE STREET TARGET RETIREMENT 2060 FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	46.75%

STATE STREET TARGET RETIREMENT 2060 FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	12.21%

STATE STREET TARGET RETIREMENT 2060 FUND	MAC & CO 838610 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	8.52%

STATE STREET TARGET RETIREMENT FUND	NATIONAL FINANCIAL SERVICES CORPORATION FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	44.96%

STATE STREET TARGET RETIREMENT FUND	GREAT-WEST TRUST COMPANY LLC TTEE F VULCAN 401K 8525 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	28.99%

STATE STREET TARGET RETIREMENT FUND	T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL RD OWINGS MILLS MD 21117-4903	12.57%

Fund	Name and Address	Percentage of Ownership
STATE STREET EMERGING MARKETS EQUITY INDEX FUND	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2199	82.00%

STATE STREET SMALL/MID CAP EQUITY INDEX FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	40.69%

STATE STREET SMALL/MID CAP EQUITY INDEX FUND	FIDUCIARY TRUST CO INTERNATIONAL FBO BOARD OF TTEES OF WEST PALM BEACH POLICE PENSION FUND-MUTUAL FUND PO BOX 3199 NEW YORK NY 10017	27.99%

STATE STREET SMALL/MID CAP EQUITY INDEX FUND	STATE STREET BANK & TRUST AS TRUSTEE AND /OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900	13.89%

STATE STREET SMALL/MID CAP EQUITY INDEX FUND	WELLS FARGO BANK NA FBO MASTERCARD INTL DEFERRAL PLAN A/C 1007100 PO BOX 1533 MINNEAPOLIS MN 55480-1533	9.59%

STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2199	77.89%

STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	CHARLES SCHWAB & CO INC SPECIAL CUST A/C FBO OUR CUSTOMERS MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	9.16%

STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND	N/A	N/A

STATE STREET DISCIPLINED GLOBAL EQUITY FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	70.76%

Fund	Name and Address	Percentage of Ownership
STATE STREET DISCIPLINED GLOBAL EQUITY FUND	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.24%

STATE STREET DISCIPLINED U.S. EQUITY FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100%

STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100%

STATE STREET GLOBAL VALUE SPOTLIGHT FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100%

STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100%

STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100%

STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100%

STATE STREET U.S. VALUE SPOTLIGHT FUND	SSGA PRIVATE FUNDS LLC ATTN FUND SERVICES TEAM 1 LINCOLN ST BOSTON MA 02111-2901	100%

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	61.72%

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	57.82%

Fund	Name and Address	Percentage of Ownership
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	69.79%

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	MERRILL LYNCH PIERCE FENNER & SMITH ATTN MONEY MARKET FUND 200 NORTH COLLEGE ST FL 3 CHARLOTTE NC 28202-2191	6.31%

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	42.33%

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	GFAS CONTROL ACCT MT01 STATE STREET BANK PO BOX 1992 QUINCY MA 02171	33.22%

STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	STATE STREET BANK AND TRUST FBO CASH SWEEP CLIENTS ATTN : CASH SWEEP SUP - RICK LETHAM 1200 CROWN COLONY DR CC13 QUINCY MA 02169-0938	99.27%

STATE STREET CONSERVATIVE INCOME FUND	N/A	N/A

STATE STREET ULTRA SHORT TERM BOND FUND	N/A	N/A

STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET EQUITY 500 INDEX FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	32.10%

STATE STREET EQUITY 500 INDEX II PORTFOLIO	AMERICAN UNITED LIFE INSURANCE CO AMERICAN UNIT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	29.45%

STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET TARGET RETIREMENT 2030 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	12.25%

STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET TARGET RETIREMENT 2025 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	11.48%

Fund	Name and Address	Percentage of Ownership
STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET TARGET RETIREMENT 2035 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	10.97%

STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET TARGET RETIREMENT 2040 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	9.05%

STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET TARGET RETIREMENT 2020 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	7.63%

STATE STREET EQUITY 500 INDEX II PORTFOLIO	STATE STREET TARGET RETIREMENT 2045 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	6.71%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2020 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	24.98%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2025 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	19.69%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2030 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	14.72%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET AGGREGATE BOND INDEX FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	12.89%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2035 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	10.33%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2015 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	6.43%

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	6.11%

Fund	Name and Address	Percentage of Ownership
STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET GLOBAL EQUITY EX-US INDEX FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	22.50%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2030 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	13.40%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2035 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	12.50%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2025 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	11.83%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2040 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	10.73%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2045 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	8.32%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2020 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	7.19%

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2050 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	5.39%

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2035 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	15.58%

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2030 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	15.17%

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2040 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	14.77%

Fund	Name and Address	Percentage of Ownership
STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2045 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	12.59%

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2025 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	12.05%

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2050 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	8.27%

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET SMALL MIDCAP EQUITY INDEX FUND STATE STREET FINANCIAL CENTER ONE LINCOLN STREET BOSTON, MA 02111	8.05%

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	STATE STREET TARGET RETIREMENT 2020 FEEDER FUND ONE LINCOLN STREET BOSTON, MA 02111	6.81%

STATE STREET CASH RESERVES PORTFOLIO	N/A	N/A

STATE STREET CONSERVATIVE INCOME PORTFOLIO	N/A	N/A

STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	N/A	N/A

STATE STREET MASTER FUNDS

Fund	Name and address	Percentage of ownership
STATE STREET EQUITY 500 INDEX PORTFOLIO	STATE STREET S&P 500 INDEX FUND ONE LINCOLN STREET BOSTON, MA 02111	100.00%

STATE STREET MONEY MARKET PORTFOLIO	STATE STREET INSTITUTIONAL LIQUID RESERVES FUND ONE LINCOLN STREET BOSTON, MA 02111	100.00%

STATE STREET TREASURY MONEY MARKET PORTFOLIO	STATE STREET TREASURY MONEY MARKET FUND ONE LINCOLN STREET BOSTON, MA 02111	95.94%

Fund	Name and address	Percentage of ownership
STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	STATE STREET TREASURY PLUS MONEY MARKET FUND ONE LINCOLN STREET BOSTON, MA 02111	78.82%

STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND ONE LINCOLN STREET BOSTON, MA 02111	21.18%

STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	STATE STREET US GOVERNMENT MONEY MARKET FUND ONE LINCOLN STREET BOSTON, MA 02111	98.55%

STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND ONE LINCOLN STREET BOSTON, MA 02111	100.00%

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

Fund	Name and Address	Percentage of Ownership
STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	DIAMOND HILL LONG-SHORT FUND 325 JOHN H. MCCONNELL BLVD, SUITE 200 COLUMBUS, OH 43215	65.51%

STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	DIAMOND HILL SMALL CAP FUND 325 JOHN H. MCCONNELL BLVD, SUITE 200 COLUMBUS, OH 43215	8.27%

STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	DIAMOND HILL SMALL-MID CAP FUND 325 JOHN H. MCCONNELL BLVD, SUITE 200 COLUMBUS, OH 43215	7.95%

STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	DIAMOND HILL STRATEGIC INCOME FUND 325 JOHN H. MCCONNELL BLVD, SUITE 200 COLUMBUS, OH 43215	5.62%

STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	DIAMOND HILL LARGE CAP FUND 325 JOHN H. MCCONNELL BLVD, SUITE 200 COLUMBUS, OH 43215	5.57%

STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	SPDR BARCLAYS HIGH YIELD BOND ETF STATE STREET FINANCIAL CENTER ONE LINCOLN STREET BOSTON, MA 02111	7.97%

APPENDIX D

INDEPENDENT TRUSTEE COMPENSATION

ELFUN FUNDS

The table below shows the compensation that Independent Trustees received from the Elfun Funds during the fiscal year ended December 31, 2017.

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
Michael A. Jessee	ELFUN DIVERSIFIED FUND	$2,389.51	$293,500.00
	ELFUN GOVERNMENT MONEY MARKET FUND	$2,235.11
	ELFUN INCOME FUND	$2,508.64
	ELFUN INTERNATIONAL EQUITY FUND	$2,409.85
	ELFUN TAX-EXEMPT INCOME FUND	$4,508.44
	ELFUN TRUSTS	$6,095.54

Patrick J. Riley	ELFUN DIVERSIFIED FUND	$3,027.87	$343,500.00
	ELFUN GOVERNMENT MONEY MARKET FUND	$2,858.04
	ELFUN INCOME FUND	$3,159.18
	ELFUN INTERNATIONAL EQUITY FUND	$3,050.24
	ELFUN TAX-EXEMPT INCOME FUND	$5,358.82
	ELFUN TRUSTS	$7,097.58

Richard D. Shirk	ELFUN DIVERSIFIED FUND	$2,389.51	$293,500.00
	ELFUN GOVERNMENT MONEY MARKET FUND	$2,235.11
	ELFUN INCOME FUND	$2,508.64
	ELFUN INTERNATIONAL EQUITY FUND	$2,409.85
	ELFUN TAX-EXEMPT INCOME FUND	$4,508.44
	ELFUN TRUSTS	$6,095.54

Rina K. Spence	ELFUN DIVERSIFIED FUND	$2,389.51	$293,500.00
	ELFUN GOVERNMENT MONEY MARKET FUND	$2,235.11
	ELFUN INCOME FUND	$2,508.64
	ELFUN INTERNATIONAL EQUITY FUND	$2,409.85
	ELFUN TAX-EXEMPT INCOME FUND	$4,508.44
	ELFUN TRUSTS	$6,095.54

SSGA FUNDS

The table below shows the compensation that Independent Trustees received from SSGA Funds during the fiscal year ended August 31, 2018.

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
Michael F. Holland	STATE STREET DYNAMIC SMALL CAP FUND	$2,642.89	$336,500.00
	STATE STREET S&P 500 INDEX FUND	$2,963.26
	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	$2,772.69
	STATE STREET INTERNATIONAL STOCK SELECTION FUND	$3,194.50

Michael A. Jessee	STATE STREET DYNAMIC SMALL CAP FUND	$2,111.06	$293,500.00
	STATE STREET S&P 500 INDEX FUND	$2,322.43
	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	$2,216.69
	STATE STREET INTERNATIONAL STOCK SELECTION FUND	$2,564.20

Patrick J. Riley	STATE STREET DYNAMIC SMALL CAP FUND	$2,721.49	$343,500.00
	STATE STREET S&P 500 INDEX FUND	$2,995.10
	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	$2,838.00
	STATE STREET INTERNATIONAL STOCK SELECTION FUND	$3,218.11

Richard D. Shirk	STATE STREET DYNAMIC SMALL CAP FUND	$2,111.06	$293,500.00
	STATE STREET S&P 500 INDEX FUND	$2,322.43
	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	$2,216.69
	STATE STREET INTERNATIONAL STOCK SELECTION FUND	$2,564.20

Rina K. Spence	STATE STREET DYNAMIC SMALL CAP FUND	$2,111.06	$293,500.00
	STATE STREET S&P 500 INDEX FUND	$2,322.43
	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	$2,216.69
	STATE STREET INTERNATIONAL STOCK SELECTION FUND	$2,564.20

Bruce D. Taber	STATE STREET DYNAMIC SMALL CAP FUND	$2,043.44	$287,500.00
	STATE STREET S&P 500 INDEX FUND	$2,290.06
	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	$2,159.85
	STATE STREET INTERNATIONAL STOCK SELECTION FUND	$2,541.45

STATE STREET INSTITUTIONAL INVESTMENT TRUST

The table below shows the compensation that Independent Trustees received from State Street Institutional Investment Trust during the year ended December 31, 2017.

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
Michael F. Holland	STATE STREET EQUITY 500 INDEX FUND	$2,579.96	$336,500.00
	STATE STREET AGGREGATE BOND INDEX FUND	$2,579.96
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	$2,579.96
	STATE STREET TARGET RETIREMENT 2015 FUND	$2,827.39
	STATE STREET TARGET RETIREMENT 2020 FUND	$3,422.55
	STATE STREET TARGET RETIREMENT 2025 FUND	$3,394.59
	STATE STREET TARGET RETIREMENT 2030 FUND	$3,389.68
	STATE STREET TARGET RETIREMENT 2035 FUND	$3,168.73
	STATE STREET TARGET RETIREMENT 2040 FUND	$3,076.72
	STATE STREET TARGET RETIREMENT 2045 FUND	$2,878.40
	STATE STREET TARGET RETIREMENT 2050 FUND	$2,795.43
	STATE STREET TARGET RETIREMENT 2055 FUND	$2,650.82
	STATE STREET TARGET RETIREMENT 2060 FUND	$2,589.61
	STATE STREET TARGET RETIREMENT FUND	$2,737.01
	STATE STREET EMERGING MARKETS EQUITY INDEX FUND	$3,464.38
	STATE STREET SMALL/MID CAP EQUITY INDEX FUND	$2,579.96
	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	$2,579.96
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND	None.
	STATE STREET DISCIPLINED GLOBAL EQUITY FUND	$2,587.78
	STATE STREET DISCIPLINED U.S. EQUITY FUND	$2,587.12
	STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	$2,586.62
	STATE STREET GLOBAL VALUE SPOTLIGHT FUND	$2,584.45

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	$2,584.81
	STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	$2,582.22
	STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	$2,584.21
	STATE STREET U.S. VALUE SPOTLIGHT FUND	$2,582.11
	STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	$2,579.96
	STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	$2,579.96
	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	$2,579.96
	STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	$2,579.96
	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	None.
	STATE STREET CONSERVATIVE INCOME FUND	None.
	STATE STREET ULTRA SHORT TERM BOND FUND	None.
	STATE STREET EQUITY 500 INDEX II PORTFOLIO	$5,957.34
	STATE STREET AGGREGATE BOND INDEX PORTFOLIO	$3,332.71
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	$4,348.26
	STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	$3,076.98
	STATE STREET CASH RESERVES PORTFOLIO	None.
	STATE STREET CONSERVATIVE INCOME PORTFOLIO	None.
	STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	None.

Michael A. Jessee	STATE STREET EQUITY 500 INDEX FUND	$2,059.14	$293,500.00
	STATE STREET AGGREGATE BOND INDEX FUND	$2,059.14
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	$2,059.14
	STATE STREET TARGET RETIREMENT 2015 FUND	$2,265.47
	STATE STREET TARGET RETIREMENT 2020 FUND	$2,761.67
	STATE STREET TARGET RETIREMENT 2025 FUND	$2,738.59

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET TARGET RETIREMENT 2030 FUND	$2,733.64
	STATE STREET TARGET RETIREMENT 2035 FUND	$2,549.30
	STATE STREET TARGET RETIREMENT 2040 FUND	$2,472.69
	STATE STREET TARGET RETIREMENT 2045 FUND	$2,307.77
	STATE STREET TARGET RETIREMENT 2050 FUND	$2,239.20
	STATE STREET TARGET RETIREMENT 2055 FUND	$2,117.94
	STATE STREET TARGET RETIREMENT 2060 FUND	$2,067.12
	STATE STREET TARGET RETIREMENT FUND	$2,189.25
	STATE STREET EMERGING MARKETS EQUITY INDEX FUND	$2,787.13
	STATE STREET SMALL/MID CAP EQUITY INDEX FUND	$2,059.14
	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	$2,059.14
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND	None.
	STATE STREET DISCIPLINED GLOBAL EQUITY FUND	$2,065.58
	STATE STREET DISCIPLINED U.S. EQUITY FUND	$2,065.04
	STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	$2,064.61
	STATE STREET GLOBAL VALUE SPOTLIGHT FUND	$2,062.84
	STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	$2,063.15
	STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	$2,060.99
	STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	$2,062.64
	STATE STREET U.S. VALUE SPOTLIGHT FUND	$2,060.89
	STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	$2,059.14
	STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	$2,059.14
	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	$2,059.14
	STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	$2,059.14

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	None.
	STATE STREET CONSERVATIVE INCOME FUND	None.
	STATE STREET ULTRA SHORT TERM BOND FUND	None.
	STATE STREET EQUITY 500 INDEX II PORTFOLIO	$4,869.32
	STATE STREET AGGREGATE BOND INDEX PORTFOLIO	$2,685.07
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	$3,525.87
	STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	$2,473.24
	STATE STREET CASH RESERVES PORTFOLIO	None.
	STATE STREET CONSERVATIVE INCOME PORTFOLIO	None.
	STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	None.

Patrick J. Riley	STATE STREET EQUITY 500 INDEX FUND	$2,664.74	$343,500.00
	STATE STREET AGGREGATE BOND INDEX FUND	$2,664.74
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	$2,664.74
	STATE STREET TARGET RETIREMENT 2015 FUND	$2,888.51
	STATE STREET TARGET RETIREMENT 2020 FUND	$3,426.56
	STATE STREET TARGET RETIREMENT 2025 FUND	$3,401.21
	STATE STREET TARGET RETIREMENT 2030 FUND	$3,396.50
	STATE STREET TARGET RETIREMENT 2035 FUND	$3,196.65
	STATE STREET TARGET RETIREMENT 2040 FUND	$3,113.60
	STATE STREET TARGET RETIREMENT 2045 FUND	$2,934.38
	STATE STREET TARGET RETIREMENT 2050 FUND	$2,859.63
	STATE STREET TARGET RETIREMENT 2055 FUND	$2,728.65
	STATE STREET TARGET RETIREMENT 2060 FUND	$2,673.44
	STATE STREET TARGET RETIREMENT FUND	$2,806.48

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET EMERGING MARKETS EQUITY INDEX FUND	$3,461.11
	STATE STREET SMALL/MID CAP EQUITY INDEX FUND	$2,664.74
	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	$2,664.74
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND	None.
	STATE STREET DISCIPLINED GLOBAL EQUITY FUND	$2,671.78
	STATE STREET DISCIPLINED U.S. EQUITY FUND	$2,671.20
	STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	$2,670.74
	STATE STREET GLOBAL VALUE SPOTLIGHT FUND	$2,668.78
	STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	$2,669.12
	STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	$2,666.75
	STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	$2,668.57
	STATE STREET U.S. VALUE SPOTLIGHT FUND	$2,666.67
	STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	$2,664.74
	STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	$2,664.74
	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	$2,664.74
	STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	$2,664.74
	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	None.
	STATE STREET CONSERVATIVE INCOME FUND	None.
	STATE STREET ULTRA SHORT TERM BOND FUND	None.
	STATE STREET EQUITY 500 INDEX II PORTFOLIO	$5,717.56
	STATE STREET AGGREGATE BOND INDEX PORTFOLIO	$3,344.65
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	$4,260.08
	STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	$3,113.98
	STATE STREET CASH RESERVES PORTFOLIO	None.

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET CONSERVATIVE INCOME PORTFOLIO	None.
	STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	None.

Richard D. Shirk	STATE STREET EQUITY 500 INDEX FUND	$2,059.14	$293,500.00
	STATE STREET AGGREGATE BOND INDEX FUND	$2,059.14
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	$2,059.14
	STATE STREET TARGET RETIREMENT 2015 FUND	$2,265.47
	STATE STREET TARGET RETIREMENT 2020 FUND	$2,761.67
	STATE STREET TARGET RETIREMENT 2025 FUND	$2,738.59
	STATE STREET TARGET RETIREMENT 2030 FUND	$2,733.64
	STATE STREET TARGET RETIREMENT 2035 FUND	$2,549.30
	STATE STREET TARGET RETIREMENT 2040 FUND	$2,472.69
	STATE STREET TARGET RETIREMENT 2045 FUND	$2,307.77
	STATE STREET TARGET RETIREMENT 2050 FUND	$2,239.20
	STATE STREET TARGET RETIREMENT 2055 FUND	$2,117.94
	STATE STREET TARGET RETIREMENT 2060 FUND	$2,067.12
	STATE STREET TARGET RETIREMENT FUND	$2,189.25
	STATE STREET EMERGING MARKETS EQUITY INDEX FUND	$2,787.13
	STATE STREET SMALL/MID CAP EQUITY INDEX FUND	$2,059.14
	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	$2,059.14
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND	None.
	STATE STREET DISCIPLINED GLOBAL EQUITY FUND	$2,065.58
	STATE STREET DISCIPLINED U.S. EQUITY FUND	$2,065.04
	STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	$2,064.61
	STATE STREET GLOBAL VALUE SPOTLIGHT FUND	$2,062.84

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	$2,063.15
	STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	$2,060.99
	STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	$2,062.64
	STATE STREET U.S. VALUE SPOTLIGHT FUND	$2,060.89
	STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	$2,059.14
	STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	$2,059.14
	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	$2,059.14
	STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	$2,059.14
	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	None.
	STATE STREET CONSERVATIVE INCOME FUND	None.
	STATE STREET ULTRA SHORT TERM BOND FUND	None.
	STATE STREET EQUITY 500 INDEX II PORTFOLIO	$4,869.32
	STATE STREET AGGREGATE BOND INDEX PORTFOLIO	$2,685.07
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	$3,525.87
	STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	$2,473.24
	STATE STREET CASH RESERVES PORTFOLIO	None.
	STATE STREET CONSERVATIVE INCOME PORTFOLIO	None.
	STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	None.

Rina K. Spence	STATE STREET EQUITY 500 INDEX FUND	$2,059.14	$293,500.00
	STATE STREET AGGREGATE BOND INDEX FUND	$2,059.14
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	$2,059.14
	STATE STREET TARGET RETIREMENT 2015 FUND	$2,265.47
	STATE STREET TARGET RETIREMENT 2020 FUND	$2,761.67
	STATE STREET TARGET RETIREMENT 2025 FUND	$2,738.59
	STATE STREET TARGET RETIREMENT 2030 FUND	$2,733.64

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET TARGET RETIREMENT 2035 FUND	$2,549.30
	STATE STREET TARGET RETIREMENT 2040 FUND	$2,472.69
	STATE STREET TARGET RETIREMENT 2045 FUND	$2,307.77
	STATE STREET TARGET RETIREMENT 2050 FUND	$2,239.20
	STATE STREET TARGET RETIREMENT 2055 FUND	$2,117.94
	STATE STREET TARGET RETIREMENT 2060 FUND	$2,067.12
	STATE STREET TARGET RETIREMENT FUND	$2,189.25
	STATE STREET EMERGING MARKETS EQUITY INDEX FUND	$2,787.13
	STATE STREET SMALL/MID CAP EQUITY INDEX FUND	$2,059.14
	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	$2,059.14
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND	None.
	STATE STREET DISCIPLINED GLOBAL EQUITY FUND	$2,065.58
	STATE STREET DISCIPLINED U.S. EQUITY FUND	$2,065.04
	STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	$2,064.61
	STATE STREET GLOBAL VALUE SPOTLIGHT FUND	$2,062.84
	STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	$2,063.15
	STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	$2,060.99
	STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	$2,062.64
	STATE STREET U.S. VALUE SPOTLIGHT FUND	$2,060.89
	STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	$2,059.14
	STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	$2,059.14
	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	$2,059.14
	STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	$2,059.14
	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	None.

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET CONSERVATIVE INCOME FUND	None.
	STATE STREET ULTRA SHORT TERM BOND FUND	None.
	STATE STREET EQUITY 500 INDEX II PORTFOLIO	$4,869.32
	STATE STREET AGGREGATE BOND INDEX PORTFOLIO	$2,685.07
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	$3,525.87
	STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	$2,473.24
	STATE STREET CASH RESERVES PORTFOLIO	None.
	STATE STREET CONSERVATIVE INCOME PORTFOLIO	None.
	STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	None.

Bruce D. Taber	STATE STREET EQUITY 500 INDEX FUND	$1,986.46	$287,500.00
	STATE STREET AGGREGATE BOND INDEX FUND	$1,986.46
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	$1,986.46
	STATE STREET TARGET RETIREMENT 2015 FUND	$2,212.29
	STATE STREET TARGET RETIREMENT 2020 FUND	$2,755.51
	STATE STREET TARGET RETIREMENT 2025 FUND	$2,730.30
	STATE STREET TARGET RETIREMENT 2030 FUND	$2,725.14
	STATE STREET TARGET RETIREMENT 2035 FUND	$2,523.42
	STATE STREET TARGET RETIREMENT 2040 FUND	$2,439.43
	STATE STREET TARGET RETIREMENT 2045 FUND	$2,258.80
	STATE STREET TARGET RETIREMENT 2050 FUND	$2,183.48
	STATE STREET TARGET RETIREMENT 2055 FUND	$2,050.97
	STATE STREET TARGET RETIREMENT 2060 FUND	$1,995.23
	STATE STREET TARGET RETIREMENT FUND	$2,129.12
	STATE STREET EMERGING MARKETS EQUITY INDEX FUND	$2,786.41

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET SMALL/MID CAP EQUITY INDEX FUND	$1,986.46
	STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	$1,986.46
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND	None.
	STATE STREET DISCIPLINED GLOBAL EQUITY FUND	$1,993.51
	STATE STREET DISCIPLINED U.S. EQUITY FUND	$1,992.92
	STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	$1,992.47
	STATE STREET GLOBAL VALUE SPOTLIGHT FUND	$1,990.52
	STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	$1,990.84
	STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	$1,988.50
	STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	$1,990.30
	STATE STREET U.S. VALUE SPOTLIGHT FUND	$1,988.42
	STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	$1,986.46
	STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	$1,986.46
	STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	$1,986.46
	STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	$1,986.46
	STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	None.
	STATE STREET CONSERVATIVE INCOME FUND	None.
	STATE STREET ULTRA SHORT TERM BOND FUND	None.
	STATE STREET EQUITY 500 INDEX II PORTFOLIO	$5,063.52
	STATE STREET AGGREGATE BOND INDEX PORTFOLIO	$2,672.27
	STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	$3,595.19
	STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	$2,439.90
	STATE STREET CASH RESERVES PORTFOLIO	None.
	STATE STREET CONSERVATIVE INCOME PORTFOLIO	None.
	STATE STREET ULTRA SHORT TERM BOND PORTFOLIO	None.

STATE STREET MASTER FUNDS

The table below shows the compensation that Independent Trustees received from State Street Master Funds during the year ended December 31, 2017.

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
Michael F. Holland	STATE STREET EQUITY 500 INDEX PORTFOLIO	$5,718.67	$336,500.00
	STATE STREET MONEY MARKET PORTFOLIO	$29,986.26
	STATE STREET TREASURY MONEY MARKET PORTFOLIO	$30,611.00
	STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	$21,868.46
	STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	$94,553.84
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	$6,995.30

Michael A. Jessee	STATE STREET EQUITY 500 INDEX PORTFOLIO	$4,640.49	$293,500.00
	STATE STREET MONEY MARKET PORTFOLIO	$23,380.17
	STATE STREET TREASURY MONEY MARKET PORTFOLIO	$25,152.90
	STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	$18,127.90
	STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	$78,625.34
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	$5,707.96

Patrick J. Riley	STATE STREET EQUITY 500 INDEX PORTFOLIO	$5,491.67	$343,500.00
	STATE STREET MONEY MARKET PORTFOLIO	$26,979.34
	STATE STREET TREASURY MONEY MARKET PORTFOLIO	$27,924.21
	STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	$20,096.72
	STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	$85,787.96
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	$6,645.46

Richard D. Shirk	STATE STREET EQUITY 500 INDEX PORTFOLIO	$4,640.49	$293,500.00
	STATE STREET MONEY MARKET PORTFOLIO	$23,380.17
	STATE STREET TREASURY MONEY MARKET PORTFOLIO	$25,152.90
	STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	$18,127.90
	STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	$78,625.34
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	$5,707.96

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM

Rina K. Spence	STATE STREET EQUITY 500 INDEX PORTFOLIO	$4,640.49	$293,500.00
	STATE STREET MONEY MARKET PORTFOLIO	$23,380.17
	STATE STREET TREASURY MONEY MARKET PORTFOLIO	$25,152.90
	STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	$18,127.90
	STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	$78,625.34
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	$5,707.96

Bruce D. Taber	STATE STREET EQUITY 500 INDEX PORTFOLIO	$4,822.42	$287,500.00
	STATE STREET MONEY MARKET PORTFOLIO	$25,763.71
	STATE STREET TREASURY MONEY MARKET PORTFOLIO	$27,345.86
	STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	$19,582.97
	STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	$85,832.12
	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	$5,991.27

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

The table below shows the compensation that Independent Trustees received from the State Street Navigator Securities Lending Trust during the fiscal year ended December 31, 2017.

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
Michael F. Holland	STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	$5,662.85	$336,500.00
	STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	$27,136.86

Michael A. Jessee	STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	$4,586.23	$293,500.00
	STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	$21,794.14

Patrick J. Riley	STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	$5,436.26	$343,500.00
	STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	$24,623.60

Richard D. Shirk	STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	$4,586.23	$293,500.00

Independent Trustee	Fund Name	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by SSGA FM
	STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	$21,794.14
Rina K. Spence	STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	$4,586.23	$293,500.00
	STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	$21,794.14

Bruce D. Taber	STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	$4,767.48	$287,500.00
	STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	$23,817.80

APPENDIX E

SHARES ISSUED AND OUTSTANDING & NUMBER OF VOTES

(BY FUND)

The following table sets forth the number of shares of each class of each constituent fund of the Trusts issued and outstanding as well as the number of votes corresponding to those shares as of the Record Date:

ELFUN DIVERSIFIED FUND

Fund	Share Class	Shares Outstanding	Number of Votes
ELFUN DIVERSIFIED FUND	N/A	10,598,721.909	10,598,721.909

ELFUN GOVERNMENT MONEY MARKET FUND

Fund	Share Class	Shares Outstanding	Number of Votes
ELFUN GOVERNMENT MONEY MARKET FUND	N/A	96,458,020.849	96,458,020.849

ELFUN INCOME FUND

Fund	Share Class	Shares Outstanding	Number of Votes
ELFUN INCOME FUND	N/A	21,111,693.109	21,111,693.109

ELFUN INTERNATIONAL EQUITY FUND

Fund	Share Class	Shares Outstanding	Number of Votes
ELFUN INTERNATIONAL EQUITY FUND	N/A	9,972,734.912	9,972,734.912

ELFUN TAX-EXEMPT INCOME FUND

Fund	Share Class	Shares Outstanding	Number of Votes
ELFUN TAX-EXEMPT INCOME FUND	N/A	124,123,865.008	124,123,865.008

ELFUN TRUSTS

Fund	Share Class	Shares Outstanding	Number of Votes
ELFUN TRUSTS	N/A	43,416,530.773	43,416,530.773

SSGA FUNDS

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET DYNAMIC SMALL CAP FUND	A	4,912.115	4,912.115

STATE STREET DYNAMIC SMALL CAP FUND	I	29,593.695	29,593.695

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET DYNAMIC SMALL CAP FUND	K	268.958	268.958

STATE STREET DYNAMIC SMALL CAP FUND	N	443,356.917	443,356.917

STATE STREET S&P 500 INDEX FUND	N	39,354,360.909	39,354,360.909

STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	A	6,577.484	6,577.484

STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	I	192,947.000	192,947.000

STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	K	117,971.356	117,971.356

STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	N	7,915,241.914	7,915,241.914

STATE STREET INTERNATIONAL STOCK SELECTION FUND	A	640,702.832	640,702.832

STATE STREET INTERNATIONAL STOCK SELECTION FUND	I	231,161.431	231,161.431

STATE STREET INTERNATIONAL STOCK SELECTION FUND	K	6,248,219.724	6,248,219.724

STATE STREET INTERNATIONAL STOCK SELECTION FUND	N	16,023,824.238	16,023,824.238

STATE STREET INSTITUTIONAL INVESTMENT TRUST

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET EQUITY 500 INDEX FUND	Admin	11,254,217.776	11,254,217.776

STATE STREET EQUITY 500 INDEX FUND	A	1,277,882.475	1,277,882.475

STATE STREET EQUITY 500 INDEX FUND	I	707,005.177	707,005.177

STATE STREET EQUITY 500 INDEX FUND	K	22,690,920.558	22,690,920.558

STATE STREET EQUITY 500 INDEX FUND	R	1,588,768.612	1,588,768.612

STATE STREET EQUITY 500 INDEX FUND	Service	1,013,957.078	1,013,957.078

STATE STREET AGGREGATE BOND INDEX FUND	A	92,977.164	92,977.164

STATE STREET AGGREGATE BOND INDEX FUND	I	1,073,895.338	1,073,895.338

STATE STREET AGGREGATE BOND INDEX FUND	K	11,019,182.783	11,019,182.783

STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	A	349,771.452	349,771.452

STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	I	95,864.925	95,864.925

STATE STREET GLOBAL EQUITY EX-U.S. INDEX FUND	K	44,330,290.260	44,330,290.260

STATE STREET TARGET RETIREMENT 2015 FUND	I	4,091.698	4,091.698

STATE STREET TARGET RETIREMENT 2015 FUND	K	24,392,783.263	24,392,783.263

STATE STREET TARGET RETIREMENT 2020 FUND	I	74,683.312	74,683.312
STATE STREET TARGET RETIREMENT 2020 FUND	K	76,883,451.968	76,883,451.968

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET TARGET RETIREMENT 2025 FUND	I	189,402.081	189,402.081

STATE STREET TARGET RETIREMENT 2025 FUND	K	88,656,054.672	88,656,054.672

STATE STREET TARGET RETIREMENT 2030 FUND	I	158,826.363	158,826.363

STATE STREET TARGET RETIREMENT 2030 FUND	K	83,162,204.958	83,162,204.958

STATE STREET TARGET RETIREMENT 2035 FUND	I	35,707.080	35,707.080

STATE STREET TARGET RETIREMENT 2035 FUND	K	68,410,198.809	68,410,198.809

STATE STREET TARGET RETIREMENT 2040 FUND	I	109,776.390	109,776.390

STATE STREET TARGET RETIREMENT 2040 FUND	K	54,317,733.582	54,317,733.582

STATE STREET TARGET RETIREMENT 2045 FUND	I	65,242.471	65,242.471

STATE STREET TARGET RETIREMENT 2045 FUND	K	39,599,300.709	39,599,300.709

STATE STREET TARGET RETIREMENT 2050 FUND	I	32,348.478	32,348.478

STATE STREET TARGET RETIREMENT 2050 FUND	K	25,616,541.588	25,616,541.588

STATE STREET TARGET RETIREMENT 2055 FUND	I	11,075.640	11,075.640

STATE STREET TARGET RETIREMENT 2055 FUND	K	10,972,611.133	10,972,611.133

STATE STREET TARGET RETIREMENT 2060 FUND	I	11,278.406	11,278.406

STATE STREET TARGET RETIREMENT 2060 FUND	K	1,977,494.826	1,977,494.826

STATE STREET TARGET RETIREMENT FUND	I	11,117.318	11,117.318

STATE STREET TARGET RETIREMENT FUND	K	24,974,388.572	24,974,388.572

STATE STREET EMERGING MARKETS EQUITY INDEX FUND	K	46,841,648.478	46,841,648.478

STATE STREET SMALL/MID CAP EQUITY INDEX FUND	A	659,334.079	659,334.079

STATE STREET SMALL/MID CAP EQUITY INDEX FUND	I	469,520.924	469,520.924

STATE STREET SMALL/MID CAP EQUITY INDEX FUND	K	2,981,704.496	2,981,704.496
STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND	K	319,602,971.464	319,602,971.464

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND		None.	N/A

STATE STREET DISCIPLINED GLOBAL EQUITY FUND	I	431,770.814	431,770.814

STATE STREET DISCIPLINED U.S. EQUITY FUND	I	300,000.000	300,000.000

STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND	I	300,000.000	300,000.000

STATE STREET GLOBAL VALUE SPOTLIGHT FUND	K	200,504.629	200,504.629

STATE STREET INTERNATIONAL VALUE SPOTLIGHT FUND	K	200,000.000	200,000.000

STATE STREET EUROPEAN VALUE SPOTLIGHT FUND	K	100,000.000	100,000.000

STATE STREET ASIA PACIFIC VALUE SPOTLIGHT FUND	K	200,000.000	200,000.000

STATE STREET U.S. VALUE SPOTLIGHT FUND	K	100,000.000	100,000.000

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	Admin	957,713,286.799	957,713,286.799

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	Investment	23,382.376	23,382.376

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	Investor	69,786,822.679	69,786,822.679

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	Premier	10,997,580,836.370	10,997,580,836.370

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND	Trust	726,233,069.304	726,233,069.304

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	Admin	1,954,488,744.275	1,954,488,744.275

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	G	2,653,264,441.910	2,653,264,441.910

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	Institutional	28,087,029.890	28,087,029.890

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	Investment	490,326,769.590	490,326,769.590

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	investor	1,441,992,492.780	1,441,992,492.780

STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND	Premier	37,784,035,580.821	37,784,035,580.821

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	Admin	50,000.000	50,000.000
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	Institutional	50,000.000	50,000.000

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	Investment	304,727,716.860	304,727,716.860

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	investor	112,383,070.900	112,383,070.900

STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND	Premier	9,552,089,389.050	9,552,089,389.050

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	Admin	50,000.000	50,000.000

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	Institutional	143,850,000.000	143,850,000.000

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	Investment	59,368,737.980	59,368,737.980

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	Investor	277,009,559.120	277,009,559.120

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	Premier	6,383,784,147.840	6,383,784,147.840

STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND	Trust	3,945,311,843.210	3,945,311,843.210

STATE STREET TREASURY OBLIGATIONS MONEY MARKET FUND	N/A	3,003,091,829.860	3,003,091,829.860

STATE STREET CONSERVATIVE INCOME FUND		None.	N/A

STATE STREET ULTRA SHORT TERM BOND FUND		None.	N/A

STATE STREET EQUITY 500 INDEX II PORTFOLIO	N/A	199,149,221.96	199,149,221.96

STATE STREET AGGREGATE BOND INDEX PORTFOLIO	N/A	93,114,679.89	93,114,679.89

STATE STREET GLOBAL EQUITY EX-U.S. INDEX PORTFOLIO	N/A	197,992,028.41	197,992,028.41

STATE STREET SMALL/MID CAP EQUITY INDEX PORTFOLIO	N/A	50,117,775.69	50,117,775.69

STATE STREET CASH RESERVES PORTFOLIO		None.	N/A

STATE STREET CONSERVATIVE INCOME PORTFOLIO		None.	N/A

STATE STREET ULTRA SHORT TERM BOND PORTFOLIO		None.	N/A

STATE STREET MASTER FUNDS

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET EQUITY 500 INDEX PORTFOLIO	N/A	39,374,846.24	39,374,846.24

STATE STREET MONEY MARKET PORTFOLIO	N/A	12,768,806,887.59	12,768,806,887.59

STATE STREET TREASURY MONEY MARKET PORTFOLIO	N/A	10,415,228,944.24	10,415,228,944.24

STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO	N/A	13,830,177,834.97	13,830,177,834.97

STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO	N/A	45,066,230,594.76	45,066,230,594.76

STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX PORTFOLIO	N/A	320,178,495.01	320,178,495.01

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET NAVIGATOR SECURITIES LENDING PORTFOLIO I	N/A	1,187,683,273.47	1,187,683,273.47

STATE STREET NAVIGATOR SECURITIES LENDING GOVERNMENT MONEY MARKET PORTFOLIO	N/A	9,850,263,574.00	9,850,263,574.00

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52272-S77225 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect the following as Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax Exempt Income Fund, and Elfun Trusts:		☐	☐	☐

	01) John R. Costantino 02) Michael F. Holland 03) Michael A. Jessee	04) Ellen M. Needham 05) Donna M. Rapaccioli 06) Richard D. Shirk

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52273-S77225

ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX EXEMPT INCOME FUND

ELFUN TRUSTS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Boards of Trustees of Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Tax Exempt Income Fund, and Elfun Trusts (collectively, the “Elfun Funds”) for use at a Combined Special Meeting of shareholders of the Elfun Funds (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52270-S77225 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2.	To elect the following nominees as Trustees of SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds:		☐	☐	☐

	01) John R. Costantino 02) Michael A. Jessee	03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52271-S77225

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Boards of Trustees of SSGA Funds, State Street Institutional Investment Trust, and State Street Master Funds (collectively, the “STT Trusts”) for use at a Combined Special Meeting of shareholders of the STT Trusts (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52274-S77225 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

3.	To elect the following nominees as Trustees of State Street Navigator Securities Lending Trust:	☐	☐	☐

01) John R. Costantino 03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52275-S77225

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Board of Trustees of State Street Navigator Securities Lending Trust (“Navigator Trust”) for use at a Combined Special Meeting of shareholders of Navigator Trust (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52311-TBD KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

STATE STREET EQUITY 500 INDEX PORTFOLIO

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2.	To elect the following nominees as Trustees of State Street Master Funds:		☐	☐	☐

	01) John R. Costantino 02) Michael A. Jessee	03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52312-TBD

STATE STREET MASTER FUNDS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Board of Trustees of State Street Master Funds for use at a Combined Special Meeting of shareholders of multiple funds for which SSGA Funds Management, Inc. serves as investment adviser (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52313-TBD KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

STATE STREET INTL DEVELOPED EQUITY INDEX PORTFOLIO

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2.	To elect the following nominees as Trustees of State Street Master Funds:		☐	☐	☐

	01) John R. Costantino 02) Michael A. Jessee	03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52314-TBD

STATE STREET MASTER FUNDS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Board of Trustees of State Street Master Funds for use at a Combined Special Meeting of shareholders of multiple funds for which SSGA Funds Management, Inc. serves as investment adviser (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52315-TBD KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

STATE STREET MONEY MARKET PORTFOLIO

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2.	To elect the following nominees as Trustees of State Street Master Funds:		☐	☐	☐

	01) John R. Costantino 02) Michael A. Jessee	03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52316-TBD

STATE STREET MASTER FUNDS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Board of Trustees of State Street Master Funds for use at a Combined Special Meeting of shareholders of multiple funds for which SSGA Funds Management, Inc. serves as investment adviser (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52317-TBD KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

STATE STREET TREASURY MONEY MARKET PORTFOLIO

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2.	To elect the following nominees as Trustees of State Street Master Funds:		☐	☐	☐

	01) John R. Costantino 02) Michael A. Jessee	03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52318-TBD

STATE STREET MASTER FUNDS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Board of Trustees of State Street Master Funds for use at a Combined Special Meeting of shareholders of multiple funds for which SSGA Funds Management, Inc. serves as investment adviser (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52319-TBD KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2.	To elect the following nominees as Trustees of State Street Master Funds:		☐	☐	☐

	01) John R. Costantino 02) Michael A. Jessee	03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52320-TBD

STATE STREET MASTER FUNDS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Board of Trustees of State Street Master Funds for use at a Combined Special Meeting of shareholders of multiple funds for which SSGA Funds Management, Inc. serves as investment adviser (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To authorize your proxy by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To authorize your proxy by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E52321-TBD KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

STATE STREET US GOVERNMENT MONEY MARKET PORTFOLIO

Each Board unanimously recommends that you vote “FOR” each Proposal that applies to the Trust it oversees.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

2.	To elect the following nominees as Trustees of State Street Master Funds:		☐	☐	☐

	01) John R. Costantino 02) Michael A. Jessee	03) Ellen M. Needham 04) Donna M. Rapaccioli

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

E52322-TBD

STATE STREET MASTER FUNDS

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON

DECEMBER 18, 2018

This proxy is solicited by the Board of Trustees of State Street Master Funds for use at a Combined Special Meeting of shareholders of multiple funds for which SSGA Funds Management, Inc. serves as investment adviser (the “Combined Special Meeting”) to be held at 1:00 p.m., local time, on December 18, 2018 at One Lincoln Street, Boston, MA 02111.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE